UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:
[  ] Preliminary information statement
[  ] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d) (2))
[X] Definitive information statement

Company Name: VOICE DIARY, INC.

Payment of filing fee (check the appropriate box):

[X] No fee required
[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1) Title of each class of securities to which transaction applies: Class A Common Stock,   $.01 par value.
(2) Aggregate number of securities to which transaction applies: 20,000,000 shares of Class   A Common Stock.
(3) Per unit price/underlying value pursuant to Exchange Act Rule 0-11: N/A
(4) Proposed maximum aggregate value of transaction: N/A
(5) Total fee paid: N/A

[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, schedule or registration statement no.:
(3) Filing party:
(4) Date filed:

 Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

VOICE DIARY INC.
343 Sui Zhou Zhong Road
Sui Ning, Si Chuan Province, P.R.China

January 10, 2007

Dear Shareholder:

    The enclosed information statement is being furnished to the shareholders of record on September 15, 2006, of Voice Diary, Inc. (“VDYI” or “Company”), a corporation organized under the laws of Delaware, in connection with proposals to amend the corporate charter to (i) increase the authorized number of shares of Class A Common Stock, $.01 par value, of Company from 20,000,000 shares to 500,000,000 shares, which was approved by action by written consent of a majority of all shareholders entitled to vote on the record date (“Authorized Capital Proposal”), and (ii) a 11.1:1 reverse Class A Common Stock split, which was approved by action by written consent of a majority of all shareholders entitled to vote on the record date (the “Reverse Split Proposal”).

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

The board of directors has fully reviewed and unanimously approved both proposals.

The holders of approximately 55.82% of VDYI's Class A Common Stock have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least twenty (20) days after a definitive Information Statement has first been sent to shareholders who have not previously consented. It should be noted that the September 30, 2006 10QSB submitted by our company indicates this transaction has already closed, but only for the purposes of accounting of assets. All shares shall remain in escrow until a definitive Information Statement has been sent.

According to Federal securities law the Registrant is required to provide notice and disclosure to shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, twenty days before any increase in authorized capital.  Our failure to do so may be considered a violation of Section 14(a) and Section 14(c) of the Securities Exchange Act of 1934.  As a result we could be subject to an enforcement action by the commission.  Also, some courts have held that there is an implied right of action for a direct or derivative stockholders' suit based on a violation of Section 14(a) and/or 14(c).

            In addition, if it can be shown that there was scienter in our failure to provide appropriate disclosure, some of our officers and directors may be liable under Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder and could face criminal charges and/or further civil litigation.

            It should also be noted that the statute of limitations for the above violations should be the lesser of three years after the violation or one year after discovery should have been made.

By Order of the Board of Directors,

/s/Wang, Ji Guang
Wang, Ji Guang
President

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C PROMULGATED THERETO

VOICE DIARY, INC.

Contents

Introduction		4

Item 1.	Information Required by Items of Schedule 14A	4
A.	No Time, Place or Date for Meeting of Shareholders	4
B.	Dissenters' Rights	4
C.	Voting Securities and Principal Holders Thereof	4
D.	Amendment of Charter - Authorized Capital Proposal and Reverse Split Proposal	6

	Reasons and Benefits of the Transaction	6
E.	Federal Tax Consequences	7
F.	Approval required	8
G.	Directors and Executive Officers	8
H.	Certain Relationships And Related Transactions	9
I.	Issuance of Securities Otherwise than for Exchange	10
J.	Financial and Other Information	11
K.	Mergers, Consolidations, Acquisitions and Similar Matters	43
Item 2.	Statements that Proxies are not Solicited	62
Item 3.	Interest of Certain Persons	62
Item 4.	Other and General Information	63
Item 5.	Documents Incorporated By Reference	63

INTRODUCTION

This information statement is being furnished to all holders of the common stock of VDYI.

The Board of Directors has recommended and the majority shareholders of VDYI have adopted resolutions to effect the above-listed actions. This Information Statement is being filed with the Securities and Exchange Commission and is provided to the Company's shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended.

We are a corporation organized under the laws of Delaware. We are a fully-reporting 1934 Act company, with our Class A Common Stock quoted on the Over the Counter Bulletin Board (OTCBB), under the symbol "VDYI". Information about us can be found in our December 31, 2005 Annual Report filed on Form 10-KSB and our September 30, 2006 Quarterly Report filed on Form 10QSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A

A. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

There WILL NOT be a meeting of shareholders and none is required under applicable Delaware statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our Class A Common Stock. This Information Statement is first being mailed on or about December 24, 2006 to the holders of Class A Common Stock as of the Record Date of September 15, 2006.

B. DISSENTERS' RIGHTS.

VDYI is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under Securities and Exchange Act of 1934, as amended, and the Delaware General Corporation Law. No dissenters' rights under the Delaware General Corporation Law are afforded to the company's stockholders as a result of the adoption of this resolution.

C. THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

Our Board of Directors approved proposals to amend the corporate charter to (i) increase the authorized number of shares of Class A Common Stock, $.01 par value, of the Company from 20,000,000 shares to 500,000,000 shares, and (ii) a 11.1:1 reverse Class A Common Stock split on June 12, 2006, and recommended that our Certificate of Incorporation be amended in order to effect this action.

The proposals are not effective before first completion of this Section 14(c) compliance, and second the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

VOTING SECURITIES OF THE COMPANY:

As of September 15, 2006 (the "Record Date"), VDYI had 20,000,000 shares of Class A Common Stock issued and outstanding out of 20,000,000 authorized shares of Class A Common Stock. At the Record Date, VDYI had 2,744 shares of Class B Common Stock issued and outstanding out of 8,344 shares authorized.

Only holders of record of the common stock at the close of business on the Record Date were entitled to participate in the written consent of our stockholders. Each share of Class A Common Stock was entitled to one vote. Holders of Class B, who are entitled to the same voting rights as the holders of Class A Common Stock equal to a total of 7,221,053 shares of Class A Common stock after allowable conversion, were also entitled to vote on the action.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The classes of equity securities of the Company issued and outstanding are Class A Common Stock and Class B Common Stock. The table on the following page sets forth, as of September 15, 2006, certain information with respect to the common stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (i) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group. The percentage of shares beneficially owned is based on there having been 20,000,000 shares of Class A Common Stock and 2,744 shares of Class B Common Stock outstanding as of September 15, 2006.

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF SEPTEMBER 15, 2006

Title of Class	Name & Address of Beneficial Owner(1)	Amount & Nature of Beneficial Owner	% of Class(2)

Class B Common Stock	Arie Hinkis 200 Robbins Lane Jericho, New York 11753	744	27.11%
Class B Common Stock	Deng, Shu Lan 188 Xi Shan Road, Sui Ning, Si Chuan, Peoples’ Republic of China	2,000	72.89%
Class B Common Stock	All directors and executive officers as a group (five persons)	-0-	0%

Class A Common Stock	Arie Hinkis 200 Robbins Lane Jericho, New York 11753	1,957,895(3)	7.19%(5)
Class A Common Stock	Nathan Tarter c/o Nir-Or Israel Ltd 11 Haamal St., Rosh Haayein 48092 Israel	673,203	2.47%(5)
Class A Common Stock	Ofer Yonach c/o Nir-Or Israel Ltd 11 Haamal St., Rosh Haayein 48092 Israel	1,943,889	7.14%(5)
Class A Common Stock	GFC Venture Partners LP c/o Andrew Thorburn 4 Mountain Laurel Dove Canyon, CA 92679	1,572,000	5.77%(5)
Class A Common Stock	Andrew Thorburn(4) 4 Mountain Laurel Dove Canyon, CA 92679	1,237,000	4.54%(5)
Class A Common Stock	Deng, Shu Lan 188 Xi Shan Road, Sui Ning, Si Chuan, Peoples’ Republic of China	7,977,023	29.30%(5)
Class A Common Stock	Deng, Shu Lan 188 Xi Shan Road, Sui Ning, Si Chuan, Peoples’ Republic of China	5,263,158(3)	19.33%(5)
Class A Common Stock	All directors and executive officers as a group (five persons)	-0-	0%(5)

(1) Unless stated otherwise, the business address for each person named is c/o Voice Diary Inc.

(2) Calculated pursuant to Rule 13d-3(d) (1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. We believe that each individual or entity named has sole investment and voting power with respect to the shares of common stock indicated as beneficially owned by them (subject to community property laws where applicable) and except where otherwise noted.

(3) After conversion of B shares.

(4) Mr. Thorburn is president of GFC, Inc., the general partner of GFC Venture Partners LP.

(5) The total shares of Class A Common Stock should be approximately 27,221,053 after conversion of B shares.

D. AMENDMENT OF CHARTER

AUTHORIZED CAPITAL PROPOSAL

On June 12, 2006, VDYI's Board of Directors and shareholders holding the majority of issued and outstanding Class A Common Stock and Class B Common Stock approved the proposal to increase the number of authorized shares of Class A Common Stock of the Company from 20,000,000 to 500,000,000. The Authorized Capital Proposal will take effect no sooner than January ___, 2007.

REASONS FOR THE AUTHORIZED CAPITAL PROPOSAL.

In the Board's opinion, the current authorized Class A Common Stock is not suitable for capital raising or acquisition purposes. Since the Company is attempting to develop a strategy to expand the operations, the raising of capital and/or strategic acquisitions may be necessary to grow the Company. The increase in authorized capital is intending to address this. The Board of Directors of the Company, in the exercise of its reasonable business judgment, believes that 500,000,000 shares is the appropriate number of shares of authorized Class A Common Stock.

Furthermore, as of June 13, 2006, VDYI entered into a Plan of Exchange (the “Agreement”), between and among VDYI, Sui Ning Shi Yin Fa Bai Zhi Chan Ye You Xian Gong Si, a corporation organized and existing under the laws of the Peoples’ Republic of China (“Yin Fa”), the shareholders of Yin Fa (the “Yin Fa Shareholders”) and the Majority Shareholder of VDYI. Pursuant to the terms of the Agreement, one of the conditions to close the transaction is the issuance of the new 30,000,000 (post-split) investment shares of Class A Common Stock of the Company to the Yin Fa shareholders pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for all of their shares of registered capital of Yin Fa, which should take no longer than 60 days. YDYI needs to increase its authorized capital to satisfy this condition.

REVERSE SPLIT PROPOSAL

On June 12, 2006, VDYI's Board of Directors and shareholders holding the majority of issued and outstanding Class A Common Stock and Class B Common Stock approved an 11.1 to 1 reverse stock split of its $.01 par value Class A Common Stock. The par value of Class A Common Stock will not change. All the fractional shares will be rounded up to the nearest whole shares. With the exception of adjustments for those shareholders with fractional shares, the reverse stock split will not affect any stockholder's proportional equity interest in the company in relation to other shareholders or rights, preferences, privileges or priorities. The reverse split will become effective upon filing with the Secretary of the State of Delaware an amendment to our Certificate of Incorporation or twenty days after this information statement is sent to shareholders, whichever is later.

On September 15, 2006, the company had 20,000,000 shares of Class A Common Stock authorized with 20,000,000 shares issued and outstanding. When the reverse split becomes effective, each holder of eleven and one tenth (11.1) shares of VDYI's $.01 par value Class A Common Stock will own one share of $.01 par value Class A Common Stock. The number of shares of Class A Common Stock issued and outstanding will be reduced from 20,000,000 shares to approximately 1,801,802 shares.

REASONS FOR THE REVERSE SPLIT PROPOSAL

The reverse split will decrease the number of shares of Class A Common Stock and cause the market price per share of Class A Common Stock to increase temporarily at the effective date. However, there can be no assurance that the market price per share of VDYI's Class A Common Stock after the reverse stock split will rise in proportion to the reduction in the number of shares of its Class A Common Stock outstanding resulting from the reverse stock split. The effect of the reverse stock split upon the market price for its Class A Common Stock cannot be predicted. The market price of VDYI's Class A Common Stock may also be based on its performance and other factors, some of which may be unrelated to the number of shares outstanding. Pursuant to the foresaid Agreement, VDYI is planning to issue 30,000,000 (post-split) investment shares of Class A Common Stock to the Yin Fa shareholders pursuant to an exemption from registration under Regulation S of the Securities Act of 1933, as amended. VDYI plans to complete this issuance once the Authorized Capital Proposal becomes effective.

EFFECT

The principal effects of the reverse split and the increase in authorized capital will be as follows:

Based upon 20,000,000 shares of Class A Common Stock outstanding on September 15, 2006, the reverse split would decrease the outstanding shares of Class A Common Stock by 91.0% or to approximately 1,801,802 shares of Class A Common Stock issued and outstanding. Further, any outstanding options, warrants and rights to purchase Class A Common Stock as of the effective date that are subject to adjustment will be decreased accordingly.

The reverse stock split combined with the increase in authorized capital will further increase the amount of shares available for issuance without further shareholders consent. In addition, the investors of VDYI will be impaired by the potential dilutive effect on the market price of the Class A Common Stock as a results of these two actions.

VDYI will obtain a new CUSIP number for the Class A Common Stock at the time of the reverse split. Following the effectiveness of the reverse split, every eleven and one tenth shares of Class A Common Stock presently outstanding, without any action on the part of the stockholder, will represent one share of the Class A Common Stock.

As a result of the reverse split, some stockholders may own less than 100 shares of Class A Common Stock. A purchase or sale of less than 100 shares, known as an "odd lot" transaction, may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than 100 shares following the reverse split may be required to pay higher transaction costs if they sell their shares.

Exchange of Certificate and Elimination of Fractional Share Interests

On the date of the reverse split, eleven and one tenth (11.1) shares of Class A Common Stock will automatically be combined and changed into one share of Class A Common Stock. No additional action on our part or any shareholder will be required in order to affect the reverse split. Shareholders will be requested to exchange their certificates representing shares of Class A Common Stock held prior to the reverse split for new certificates representing shares of Class A Common Stock. Shareholders will be furnished with the necessary materials and instructions to affect such exchange promptly following the effective date of the reverse split. Shareholders should not submit any certificates until requested to do so. In the event any certificate representing shares of Class A Common Stock outstanding prior to the reverse split are not presented for exchange upon request by the Company, any dividends that may be declared after the date of the reverse split with respect to the Class A Common Stock represented by such certificate will be withheld by the Company until such certificate has been properly presented for exchange. At such time, all such withheld dividends which have not yet been paid to a public official pursuant to relevant abandoned property laws will be paid to the holder thereof or his designee, without interest.

No fractional shares of post-reverse split Class A Common Stock will be issued to any shareholder. All the fractional shares will be rounded up to the nearest whole share. In lieu of any such fractional share interest, each holder of pre-reverse Class A Common Stock who would otherwise be entitled to receive a fractional share of post-reverse Class A Common Stock will in lieu thereof receive one full share upon surrender of certificates formerly representing pre-reverse Class A Common Stock held by such holder.

E. FEDERAL TAX CONSEQUENCES.

There are no tax consequences to the Authorized Capital Proposal.

The combination of eleven and one tenth shares of pre-split Class A Common Stock into one share of post-split Class A Common Stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the pre-split Class A Common Stock will be transferred to the post-split Class A Common Stock.

This discussion should not be considered as tax or investment advice, and the tax consequences of the reverse split may not be the same for all shareholders. Shareholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

F. APPROVAL REQUIRED

Pursuant to Delaware General Corporation Law, the approval of a majority of the outstanding stock entitled to vote is necessary to approve the proposed amendment. As discussed above, the holders of the majority of our Class A Common Stock and Class B Common Stock have consented to this amendment. A copy of the proposed amendment to the Certificate of Incorporation reflecting the reverse split is set forth in Exhibit A.

G. DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth information concerning the current Directors, nominees and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a Director, nominee or executive officer. The Directors serve one year terms or until their successors are elected. The Company has not had standing audit, nominating or compensation committees or committees performing similar functions for the Board of Directors. During the fiscal year ended December 31, 2005, the Board of Directors held no formal meetings while Mr. Hinkis and Mr. Tarter were the directors.

Name	Age	Position	Date to Start
Wang, Jiguang	33	President and Director	August 22, 2006
Chen, Jiang	33	Chief Executive Officer and Director	September 7, 2006
Zhong, Ying	34	Chief Financial Officer and Director	September 7, 2006
Wang, Gewei	38	Independent Director	September 7, 2006
Wang, Bing	32	Independent Director	September 7, 2006

Mr. Wang, Jiguang is appointed as President of the Company. He has also been nominated as a Director of the Board. Mr. Wang is 33 years old. In 2001, Mr. Wang received a Bachelor of Arts in architecture from Chong Qing Logistics Engineering University. Mr. Wang has extensive investment experience in real estate, commercial operations and merchandise trading. In 1998, Mr. Wang incorporated a real estate company and also a property management company in Sui Ning City, Si Chuan Province, P. R. China. In the past five years, Mr. Wang has been the president and general manager of these two companies and has made rapid progress developing new markets and new business projects. As a result of Mr. Wang's strong management skills both companies are currently reporting record profits.

Mr. Chen, Jiang is appointed as Chief Executive Officer of the Company. He has also been nominated as a Director of the Board. Mr. Chen is 33 years old and in 1995 he earned his Bachelor of Arts in Commercial Economics from Si Chuan University. In 2003, Mr. Chen received a Master of Business Administrative from Si Chuan University. Mr. Chen has extensive business management and Chinese regulatory experience focusing on business strategies, corporate development and corporate growth strategies. In the last five years, Mr. Chen has been the Chief Executive Officer of Cheng Du Leader Investment Company Limited, a company located in the P. R. China. Cheng Du Leader Investment Company Limited's principal business involves investment in media, real estate and movie production in mainland China. Mr. Chen also served as the senior manager in several other companies involved in investment management, media, real estate and merchandise trading.

Ms. Zhong, Ying is appointed as Chief Financial Officer of the Company. She has also been nominated as a Director of the Board. Ms. Zhong is 34 years old. She earned her Bachelor of Arts in Accounting from Si Chuan University in 1994 and Masters Degree in Economics at Si Chuan University in 1999. Ms. Zhong has over 10 years working experience in auditing, transaction consulting, and commerce. From 1999 to 2002, Ms. Zhong served as an internal auditor and secretary of Si Chuan Mei Feng Share Company Ltd., a public company listed on the Chinese stock market.

Mr. Wang, Gewei has been nominated as an Independent Director of the Company. Mr. Wang is 38 years old. In 1991 he earned a Bachelor of Arts in Chinese literature from Renmin University of China. Mr. Wang has extensive experience as an investment banker. He is currently the Chief Executive Officer of Si Chuan Tian Yi Investment Consulting Management Company Ltd.

Mr. Wang, Bing, has been nominated as an Independent Director of the Company. Mr. Wang is 32 years old and has extensive experience in business and investment management. Mr. Wang has a strong professional relationship with the Si Chuan provincial government and the Sui Ning municipal government. Currently, he is a member of the supervision committee for Sui Ning Yin Fa Bai Zhi Chan Ye You Xian Gong Si.

There is no family relationship existing amongst the officers and directors of VDYI. None of VDYI's directors hold any other directorship or are nominated or chosen to become directors in any company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, 15 U.S.C. 80a-1, et seq., as amended.

The Company is not aware of any legal proceedings in which any Director, nominee, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such Director, nominee, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

The Company does not have a separately designated standing audit committee. Pursuant to Section 3(a)(58)(B) of the Exchange Act, the entire Board of Directors acts as an audit committee for the purpose of overseeing the accounting and financial reporting processes, and audits of the financial statements of the Company. The Commission recently adopted new regulations relating to audit committee composition and functions, including disclosure requirements relating to the presence of an "audit committee financial expert" serving on its audit committee. In connection with these new requirements, the Company's Board of Directors examined the Commission's definition of "audit committee financial expert" and concluded that the Company does not currently have a person that qualifies as such an expert. The Company has had minimal operations for the past two (2) years. Presently, there are only five (5) directors serving on the Company's Board, and the Company is not in a position at this time to attract, retain and compensate additional directors in order to acquire a director who qualifies as an "audit committee financial expert", but the Company intends to retain an additional director who will qualify as such an expert, as soon as reasonably practicable. While neither of our current directors meets the qualifications of an "audit committee financial expert", each of the Company's directors, by virtue of his past employment experience, has considerable knowledge of financial statements, finance, and accounting, and has significant employment experience involving financial oversight responsibilities. Accordingly, the Company believes that its current directors capably fulfill the duties and responsibilities of an audit committee in the absence of such an expert.

The Company does not have a nominating and compensation committees of the Board of Directors, or committees performing similar functions.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the common stock of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such common stock, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the Commission. Specific due dates for these reports have been established, and the Company is required to report, in this Form 10-KSB, any failure to comply therewith during the fiscal year ended December 2005. The Company believes that all of these filing requirements were satisfied by its executive officers, directors and by the beneficial owners of more than 10% of the Company’s common stock. In making this statement, the Company has relied solely on copies of any reporting forms received by it, and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the Commission.

H. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to and at the closing of a plan of exchange dated June 12, 2006 ("Agreement"), among the Company, Yin Fa, Yin Fa Shareholders and the majority shareholder of the Company (“Majority Shareholder”), the Majority Shareholder of the Company delivered 7,977,023 (pre-split) new shares of Class A Common Stock, 2,000 new shares of Class B Common Stock and 1,305,000 (pre-split) shares of Class A Common Stock to the Yin Fa Shareholders in exchange for total payments of $400,000 in cash. The Company also planned to issue to the Yin Fa Shareholders an amount equal to 30,000,000 (post-split) investment shares of Class A Common Stock of the Company pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for all of the shares of registered capital of Yin Fa, which will then become a wholly-owned subsidiary of the Company. The Majority Shareholder also agreed to retire to the treasury 744 shares of Class B Common Stock at Closing in exchange for payment of $74,000 and settlement of all unpaid salaries and severance pay to Mr. Hinkis in the amount of $100,000. Both amounts will be taken from the payment made to the Company for the issued shares.

The 7,977,023 new shares of Class A Common Stock, 2,000 new shares of Class B Common Stock were issued on July 10, 2006.

I. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

Class A Common Stock

The Company proposed to amend the corporate charter to increase the authorized number of shares of Class A Common Stock, $.01 par value, of Company from 20,000,000 shares to 500,000,000 shares, which was approved by action by written consent of a majority of all shareholders entitled to vote on the record date (“Authorized Capital Proposal”). The holders of shares of Class A Common Stock have one vote per share. Except as otherwise provided herein or as otherwise provided by applicable law, all shares of Class A Common Stock shall have identical rights and privileges in every respect. None of the shares have preemptive or cumulative voting rights, have any rights of redemption or are liable for assessments or further calls. The holders of Class A Common Stock are entitled to dividends, in cash, stock or otherwise, when and as declared by the Board of Directors from funds legally available, and upon liquidation of the Company to share pro rata in any distribution to shareholders.

Reasons for the Authorized Capital Proposal

In the Board's opinion, the current authorized Class A Common Stock is not suitable for capital raising or acquisition purposes. Since the Company is attempting to develop a strategy to expand the operations, the raising of capital and/or strategic acquisitions may be necessary to grow the Company. The increase in authorized capital is intended to address this. The Board of Directors of the Company, in the exercise of its reasonable business judgment, believes that 500,000,000 shares is the appropriate number of shares of authorized Class A Common Stock.

Furthermore, as of June 13, 2006, VDYI entered into a Plan of Exchange (the “Agreement”), between and among VDYI, Sui Ning Shi Yin Fa Bai Zhi Chan Ye You Xian Gong Si, a corporation organized and existing under the laws of the Peoples’ Republic of China (“Yin Fa”), the shareholders of Yin Fa (the “Yin Fa Shareholders”) and the Majority Shareholder of VDYI. Pursuant to the terms of the Agreement, one of the conditions to close the transaction is the issuance of the new 30,000,000 (post-split) investment shares of Class A Common Stock of the Company to the Yin Fa shareholders pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for all of their shares of registered capital of Yin Fa, which should take no longer than 60 days. YDYI needs to increase authorized capital to satisfy this condition.

Effect

The increase in authorized capital will further increase the amount of shares available for issuance without further shareholders consent. In addition, the investors of VDYI will be impaired by the potential dilutive effect on the market price of the Class A Common Stock as a results of the action of increase in authorized capital.

Issuance of Class A Common Stock for acquisition

Pursuant to a plan of exchange dated June 12, 2006 ("Agreement"), among the Company, Yin Fa, Yin Fa Shareholders and the majority shareholder of the Company, The Company planned to issue to the Yin Fa Shareholders an amount equal to 30,000,000 (post-split) investment shares of Class A Common Stock of the Company pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for all of the shares of registered capital of Yin Fa, which will then become a wholly-owned subsidiary of the Company. The parties intend that the transactions qualify and meet the Internal Revenue Code requirements for a tax free reorganization, in which there is no corporate gain or loss recognized by the parties, with reference to Internal Revenue Code (IRC) sections 354 and 368.

J. FINANCIAL AND OTHER INFORMATION

UNAUDITED AND AUDITED FINANCIAL INFORMATION AND MANAGEMENT'S DISCUSSION AND ANALYSIS FOR YIN FA

Sui Ning Shi Yin Fa Bai Zhi Chan Ye You Xian Gong Si
Condensed Balance Sheet
As of September 30, 2006
(Unaudited)

ASSETS

Current assets
Cash and cash equivalents	$150,161
Accounts receivable	783,974
Inventory	8,677
Other	38
Total current assets	942,851

Fixed Assets
Property, plant, and equipments	578,857
Accumulated depreciation	(45,914)
Total fixed assets	532,944
Total assets	$1,475,795

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
Accounts payable and accrued liabilities	$145,923
Short-term loan	12,640
Taxes payable	35,700
Note payable - current portion	349,961
Total current liabilities	544,224

Long-term liabilities
Note payable	$361,491

Total liabilities	$905,715

Shareholders' equity
Registered capital	453,091
Accumulated other comprehensive income	13,955
Retained deficit	103,034
Total equity	570,080
Total liabilities and equity	$1,475,795

The accompanying notes are an integral part of these financial statements

Sui Ning Shi Yin Fa Bai Zhi Chan Ye You Xian Gong Si
Condensed Statements of Operations and
Comprehensive Income
For the three and nine months ended September 30, 2006 and 2005
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2006	2005	2006	2005

Revenues
Sales	$393,514	$754	$609,229	$745
Cost of sales	292,141	178	431,014	250
Gross profits	101,374	576	178,215	495

Operating expenses
Selling, general and administrative	63,457	498	125,624	492

Operating income (loss)	37,917	78	52,591	3

Other income (expenses)
Interest (expenses)	(1,724)	(5,206)	(20,234)	(10,046)
Other income	721	95	1,538	(845)
Total other income (loss)	(1,003)	(5,111)	(18,697)	(10,891)

Income (loss) before provision for taxes	36,914	(5,033)	33,894	(10,888)

Provision for taxes	19,364	-	11,185	-

Net income (loss)	$17,549	$(5,033)	$22,709	$(10,888)

Other comprehensive income (loss)
Foreign currency translation income (loss)	-	-	13,955	3,648
.		.	.	.
Comprehensive income (loss)	17,549	(5,033)	36,664	(7,240)

The accompanying notes are an integral part of the financial statements

Sui Ning Shi Yin Fa Bai Zhi Chan Ye You Xian Gong Si
Condensed Statements of Cash Flows
For the nine months ended September 30, 2006 and 2005
(Unaudited)

	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$22,709	$(10,888)
Adjustments to reconcile net loss to net
cash used in operating activities:
Non-cash adjustment for retained earnings due to	815	-
Depreciation	19,282	19,888
Changes in assets and liabilities
Accounts receivables	(434,414)	(656)
Inventory	81,097	13,569
Other assets	(38)	442,636
Accounts payabe	112,378	197,422
Taxes payable	33,859	(1,961)

NET CASH FLOWS (USED IN) PROVIDED BY OPERATING ACTIVITIES	(164,312)	660,010

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipments	(376,017)	(691,814)

NET CASH FLOWS (USED IN) INVESTING ACTIVITIES	(376,017)	(691,814)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from short-term loan	(80,667)	-
Proceeds from notes payable-current portion	349,961	(5,687)
Proceeds from notes payable-long-term portion	18,879
Proceeds from capital contributions	379,200	-

NET CASH FLOWS (USED IN) PROVIDED BY FINANCING ACTIVITIES	667,373	(5,687)

Foreign currency translation adjustment	12,967	3,648

NET CHANGE IN CASH AND CASH EQUIVALENTS	140,011	(33,843)

CASH AND CASH EQUIVALENTS:
Beginning of period	10,150	44,556

End of period	$150,161	$10,713

SUPPLEMENTAL DISCLOSURES
Interest paid	$1,850	$-
Income taxes paid	$-	$-
NON-CASH INVESTING AND FINANCING ACTIVITIES
Conversion of convertible notes payable and accrued interest	$-	$-
payable in exchange for stock
Conversion of notes payable and accrued interest	$-	$-
payable in exchange for stock

The accompanying notes are an integral part of the financial statements

SUI NING SHI YIN FA BAI ZHI CHAN YE YOU XIAN GONG SI
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 (UNAUDITED)

NOTE 1 -BASIS OF PRESENTATION

    The accompanying unaudited condensed financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America for interim financial information. Accordingly, these interim financial statements do not include all of the information required by GAAP for complete financial statements. Management believes that the accompanying unaudited condensed financial statements reflect all adjustments which, in the opinion of management, are considered necessary for a fair presentation of the financial condition and results of operations for the interim periods presented. All adjustments made were of a normal and recurring nature. Operating results for the three months and nine months ended September 30, 2006 are not necessarily indicative of the results that may be expected for the year ended December 31, 2006.

NOTE 2 -BUSINESS ORGANIZATION

Sui Ning Shi Yin Fa Bai Zhi Chan Ye You Xian Gong Si (the "Company" or "Yin Fa") was founded on April 24, 2001 in China. The main business includes the manufacturing, processing, and sales of Dahurian Angelica Root (DAR) and its related products. DAR is one of the major herbs used in Chinese traditional medicines. In 2004 and 2005, the company and Sichuan Yingfa Resource Development Co., Ltd. ("Sichuan") began the process of applying for Good Agricultural Practice of Medical Plants and Animals (GAP) for DAR, the project passed the inspection of the State Food and Drug Administration (SFDA); and, the SFDA made the final, official announcement on February 26, 2006. A GAP certificate means that the planning, quality, and manufacturing of DAR meet a high and certifiable standard. The GAP certificate is in the name of Sichuan and the company manages the processing and sales of DAR. On January 20, 2006, the Yingfa group (see note 3 for more information), the former shareholder of the Company, transferred its shares in the Company to five individuals, the current shareholders of the Company. However, the Company is still the virtual manufacturer and seller of DAR.

NOTE 3 - CAPITAL STOCK/REGISTERED CAPITAL

The Company’s owners contributed total capital in the amount of $453,091. Authorized, registered capital (stock) is $124,000 as of September 30, 2006 and capital contributed is $329,091 as of September, 2006. Major shareholders are listed as follows:

Yang Lili            $ 49,600 (40%)
Lin Xin                  29,760 (24%)
Deng Xulan           29,760 (24%)
Wang Jiayin             8,680 ( 7%)
Lian Xiaojian   6,200 ( 5%)

Total                    $ 124,000

According to the Temporary Resolutions of Shareholders' Meeting of the Company held on January 20, 2006, 240 thousands of shares held by Sichuan Suining Yingfa Resource Development Group Co., Ltd were transferred to Lixin, 50 thousands of shares were transferred to Lian Xiaojian and 10 thousands of shares were transferred to Deng Xulan; 200 thousands of shares held by Sichuan Yingfa Resource Development Co.,Ltd were transferred to Deng Xulan; 30 thousands of shares held by Suining Yingfa Construction Materials Company Limited were transferred to Deng Xula, 70 thousands of shares were transferred to Wang Jiayin.

SUI NING SHI YIN FA BAI ZHI CHAN YE YOU XIAN GONG SI
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 (UNAUDITED)

NOTE 4 -NOTES PAYABLE—CURRENT AND LONG-TERM

Notes payable at September 30, 2006 consist of the following:

Secured note payable to an unrelated party.
Bearing 2.4% interest, original amount $397,783.00
Due October 31, 2006                                                                                $349,961

Secured note payable to a related party
Bearing 6.3% interest, Due December 31, 2008                                            361,491 *

Total                                                                                                        $711,452

** Future payments on note due as follow:

Before December 31, 2007                                                                       $180,746
Before December 31, 2008                                                                         180,745

Total                                                                                                        $361,491

NOTE 5 -COMMITMENTS

The Company leases its warehouse for approximately $1,478 per year. This lease expires March 14, 2007.

Future annual lease payments are as follows:

March 15, 2005 to March 14, 2006          $ 1,478
March 15, 2006 to March 14, 2007             1,478
Total                                                     $ 2,956

NOTE 6 -COMPREHENSIVE INCOME

    Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income,” establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying statement of changes in stockholders’ equity consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit. For the nine months ended September 30, 2006 and 2005, total comprehensive income wase $13,955 and $3,648, respectively.

NOTE 7 -INCOME TAXES

The Company is subject to income taxes on an entity basis on income arising in or derived from the tax jurisdiction in which it is domiciled and operates. The corporate income taxes accrued as of September 30, 2006 were $11,185.

The following audited financial statements of Yin Fa prepared by Traci J. Anderson, C.P.A. are set forth below: (i) balance sheet; (ii) statement of operations; (iii) statement of cash flows; (iv) statement of equity for the years ended December 31, 2005 and 2004; and (v) the notes to the financial statements of said periods.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Suining Yingfa DAR Industry Company Limited

I have audited the accompanying consolidated balance sheet of Suining Yingfa DAR Industry Company Limited (the “Company”) as of December 31, 2005 and the related statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards of the Public Accounting Oversight Board (United States) Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respect, the financial position of the Company as of December 31, 2005, and the consolidated results of its operations and its cash flows for the years ended December 31, 2005 and 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/ Traci J. Anderson
Traci J. Anderson, CPA
Huntersville, NC
June 5, 2006

Suining Yingfa DAR Industry Company Limited
Consolidated Balance Sheet
As of December 31, 2005

ASSETS

CURRENT ASSETS
Cash and Cash Equivalents	$10,150
Inventory	89,774
Accounts Receivable	349,560
TOTAL CURRENT ASSETS	449,484

PROPERTY AND EQUIPMENT
Property and Equipment	202,840
Accumulated Depreciation	(26,632)
Net Property and Equipment	176,208
TOTAL ASSETS	$625,692

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Current Liabilities:
Accounts Payable and Accrued Expenses	$33,545
Other Payables (ST Borrowings)	93,307
Taxes Payable	1,841
Note Payable--Current Portion	-
Total Current Liabilities	128,693
Long-term Liabilities:
Notes Payable	342,612
Total Long-term Liabilities	342,612
TOTAL LIABILITIES	471,305

STOCKHOLDERS' EQUITY
Registered Capital	73,891
Accumulated other comprehensive income	986
Retained Deficit	79,510
TOTAL STOCKHOLDERS' EQUITY	154,387

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$625,692

The accompanying notes are an integral part of these consolidated financial statements.

Suining Yingfa DAR Industry Company Limited
Statement of Operations
For the Years Ended December 31, 2005 and 2004

SALES AND COST OF SALES:
Sales	$15,863	$11,327
Cost of sales	15,345	1,487
Gross Profit	518	9,840

OTHER INCOME	-	3,917

OPERATING EXPENSES:
Selling, general and administrative	86	-
Interest Expense	7,253	-
Distribution Costs	934	11,814
	8,273	11,814

NET INCOME BEFORE TAXES	(7,755)	1,943

INCOME TAX EXPENSE	-	-

NET INCOME AFTER INCOME TAXES	$(7,755)	$1,943

The accompanying notes are an integral part of these consolidated financial statements.

Suining Yingfa DAR Industry Company Limited
Statements of Cash Flows
For the Years Ended December 31, 2005 and 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income/(Loss)	$(7,755)	$1,943
Adjustments to reconcile net loss to net
cash (used in) operating activities:
Depreciation	12,511	10,376
(Increase) decrease in operating assets:
Accounts receivable	(317,511)	(120,249)
Other assets	450,288	-
Inventory	(55,652)	(18,824)
Increase (decrease) in current liabilities
Accounts payable and accrued expenses	(135,067)	159,465
Other payables	80,354	-
Taxes Payable	167	-

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	27,335	32,711

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital Contribution	-	-
Foreign Currency Translation	(1,030)	-
Note Payable from related party for purchase of property	(41,651)	(4,763)
Note Payable	(19,828)	12,315
NET CASH PROVIDED BY FINANCING ACTIVITIES	(62,509)	7,552

NET INCREASE IN CASH AND
CASH EQUIVALENTS	(35,174)	40,263

CASH AND CASH EQUIVALENTS:
Beginning of the year	45,324	5,061

End of the year	$10,150	$45,324

The accompanying notes are an integral part of these consolidated financial statements.

Suining Yingfa DAR Industry Company Limited
Statement of Equity
For the Years Ended December 31, 2005 and 2004

	Common	Common	Registered	Retained
	Shares	Stock	Capital	Earnings

Balances, December 31, 2003	-	$-	$73,891	$85,322
Contribution of capital	-	-	-	-
Net Income/(Loss)	-	-	-	1,943
Balances, December 31, 2004	-	-	73,891	87,265
Contribution of capital	-	-	-	-
Net Income/(Loss)	-	-	-	(7,755)
Balances, December 31, 2005	-	-	73,891	79,510

The accompanying notes are an integral part of these consolidated financial statements.

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity
Suining Yingfa DAR Industry Company Limited (the Company) was founded on April 24, 2001 in China. The main business scope includes the manufacturing, processing, and sales of Dahurian Angelica Root (DAR) and its related products. DAR is one of the major herbs used in Chinese traditional medicines. In 2004 and 2005, the company and Sichuan Yingfa Resource Development Co., Ltd., (Sichuan) began the process of applying for Good Agricultural Practice of Medical Plants and Animals (GAP) for DAR, the project passed the inspection of the State Food and Drug Administration (SFDA); and, the SFDA made the final, official announcement on February 26, 2006. A GAP certificate means that the planning, quality, and manufacturing of DAR meets a high and certifiable standard. The GAP certificate is in the name of Sichuan and the company manages the processing and sales of DAR. On 20 January 2006, the Yingfa group (see note E for more information), the former shareholder of the Company, transferred its shares in the Company to five individuals, the current shareholders of the Company. However, the Company is still the virtual manufacturer and seller of DAR.

Basis of Presentation
The financial statements included herein were prepared under the accrual basis of accounting.

Cash and Cash Equivalents
For purposes of the Consolidated Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Revenue Recognition
Revenue is recognized at the time the product is delivered and title has passed to the customer. Cash discounts are recognized as an expense in the period in which it actually occurs. Sales allowances are recorded as a reduction of revenue in the period in which they occur. Revenue is presented net of returns.

Comprehensive Income (Loss)
The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the consolidated financial statements. There were no items of comprehensive income (loss) applicable to the Company during the periods covered in the consolidated financial statements.

Foreign Currencies
Assets and liabilities denominated in respective functional currencies are translated into United States Dollars at the exchange rate as of the balance sheet date. The share capital and retained earnings are translated at exchange rates prevailing at the time of the transactions. Revenues, costs, and expenses denominated in respective functional currencies are translated into United States Dollars at the weighted average exchange rate for the period. The effects of foreign currencies translation adjustments are included as a separate component of accumulated other comprehensive income.

Inventory
Inventory includes raw material, package material, low-value consumables and merchandise. The Company adopts perpetual inventory system and inventories are recorded at actual cost. Raw material, package material and merchandise are priced at cost upon acquisition, and at weighted average method upon issuance and shipment. Low-value consumables are amortized at 50% of the amount upon application and amortized an additional 50% upon obsolescence.

Property, Plant, and Equipment
Property, plant, and equipment are recorded at cost less accumulated depreciation and impairment. Repairs and maintenance expenditures, which are not considered improvements and do not extend the useful life of property, plant, and equipment, are expensed as incurred. The cost and related accumulated depreciation applicable to property, plant, and equipment sold or no longer in service are eliminated from the accounts and any gain or loss is included in the statement of operations.

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Property, Plant, and Equipment (Cont’d)

Depreciation is calculated to write-off the cost or basis of the property, plant, and equipment over their estimated useful lives for the date on which they become fully operational and after taking into account their estimated residual values (salvage value), using the straight-line method, at the following rates per year:

Equipment Straight-line for 5 to 20 years with a 3% salvage value
Building Straight-line for 20 years with a 5% salvage value

When assets are sold or retired, their costs and accumulated depreciation are eliminated from the accounts and any gain or loss resulting from their disposal is included in the statement of operations.

The Company recognizes an impairment loss on property, plant, and equipment when evidence, such as the sum of expected future cash flows (undiscounted and without interest charges), indicates that future operations will not produce sufficient revenue to cover the related future costs, including depreciation, and when the carrying amount of the asset cannot be realized through sale. Measurement of the impairment loss is based on the fair value of the assets.

Income Taxes
Income taxes are provided in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, “Accounting for Income Taxes.” A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carryforwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, and some portion or the entire deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Fair Value of Financial Instruments
The carrying amounts reported in the consolidated balance sheet for cash, accounts receivable and payables and loans payable approximate fair value based on the short-term maturity of these instruments. The carrying value of the Company’s long-term debt approximated its fair value based on the current market conditions for similar debt instruments.

Accounts Receivable
Accounts receivable are stated at estimated net realizable value. Accounts receivable are comprised of balances due from customers net of estimated allowances for uncollectible accounts. In determining the collectablility of the account, historical trends are evaluated and specific customer issues are reviewed to arrive at appropriate allowances.

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Impairment of Long-Lived Assets
The Company evaluated the recoverability of its property and equipment, and other assets in accordance with Statements of Financial Accounting Standards (SFAS) No. 121, “Accounting for the Impairment of Long-Lived Assets to be Disposed of” which requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds the estimated future undiscounted cash flows attributable to such assets or the business to which such intangible assets relate.

Recent Accounting Pronouncements
In December 2003, the Financial Accounting Standards Board issued FASB Interpretation Number 46-R “Consolidation of Variable Interest Entities.” FIN 46-R, which modifies certain provisions and effective dates of FIN 46, sets for the criteria to be used in determining whether an investment is a variable interest entity, should be consolidated. These provisions are based on the general premise that if a company controls another entity through interests other than voting interests, that company should consolidate the controlled entity. The Company believes that currently, it does not have any material arrangements that meet the definition of a variable interest entity which would require consolidation.

In November 2004, the FASB issued SFAS 151, “Inventory Costs.” SFAS 151 amends the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage) under the guidance in ARB 43, Chapter 4, and “Inventory Pricing.” Paragraph 5 of ARB 43, Chapter 4, previously stated that “…under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges….” This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal.” In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not expect adoption of SFAS 151 to have a material impact on the Company’s financial statements.

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Recent Accounting Pronouncements (cont’d)

In December 2004, the FASB issued SFAS 152, “Accounting for Real Estate Time-Sharing Transactions.” The FASB issued this Statement as a result of the guidance provided in AICPA Statement of Position (SOP) 04-2, “Accounting for Real Estate Time-Sharing Transactions.” SOP 04-2 applies to all real estate time-sharing transactions. Among other items, the SOP provides guidance on the recording of credit losses and the treatment of selling costs, but does not change the revenue recognition guidance in SFAS 66, “Accounting for Sales of Real Estate,” for real estate time-sharing transactions. SFAS 152 amends Statement 66 to reference the guidance provided in SOP 04-2. SFAS 152 also amends SFAS 67, “Accounting for Costs and Initial Rental Operations of Real Estate Projects”, to state that SOP 04-2 provides the relevant guidance on accounting for incidental operations and costs related to the sale of real estate time-sharing transactions. SFAS 152 is effective for years beginning after June 15, 2005, with restatements of previously issued financial statements prohibited. Management does not expect adoption of SFAS 152 to have a material impact on the Company’s financial statements.

In December 2004, the FASB issued SFAS 153, “Exchanges of Nonmonetary Assets,” an amendment to Opinion No. 29, “Accounting for Nonmonetary Transactions.” Statement 153 eliminates certain differences in the guidance in Opinion No. 29 as compared to the guidance contained in standards issued by the International Accounting Standards Board. The amendment to Opinion No. 29 eliminates the fair value exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. Such an exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for nonmonetary asset exchanges occurring in periods beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges occurring in periods beginning after December 16, 2004. Management does not expect adoption of SFAS 153 to have a material impact on the Company’s financial statements.

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Recent Accounting Pronouncements (cont’d)

In March 2005, FASB issued SFAS interpretation No. 47. This Interpretation clarifies that the term conditional asset retirement obligation as used in FASB Statement No. 143, Accounting for Asset Retirement Obligations, refers to a legal obligation to perform an asset retirement activity in which the timing and (or) method of settlement are conditional on a future event that may or may not be within the control of the entity. The obligation to perform the asset retirement activity is unconditional even though uncertainty exists about the timing and (or) method of settlement. Thus, the timing and (or) method of settlement may be conditional on a future event. Accordingly, an entity is required to recognize a liability for the fair value of a conditional asset retirement obligation if the fair value of the liability can be reasonably estimated. The fair value of a liability for the conditional asset retirement obligation should be recognized when incurred—generally upon acquisition, construction, or development and (or) through the normal operation of the asset. Uncertainty about the timing and (or) method of settlement of a conditional asset retirement obligation should be factored into the measurement of the liability when sufficient information exists. Statement 143 acknowledges that in some cases, sufficient information may not be available to reasonably estimate the fair value of an asset retirement obligation. This Interpretation also clarifies when an entity would have sufficient information to reasonably estimate the fair value of an asset retirement obligation. This Interpretation is effective no later than the end of fiscal years ending after December 15, 2005 (December 31, 2005, for calendar-year enterprises). Retrospective application for interim financial information is permitted but is not required. Early adoption of this Interpretation is encouraged. Management does not expect adoption of SFAS interpretation 47 to have a material impact on the Company’s financial statements.

In May 2005, the FASB issued SFAS 154, Accounting Changes and Error Corrections. This Statement replaces Accounting Principles Board (APB) Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. FASB Statement No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Management does not expect adoption of SFAS 154 to have a material impact on the Company’s financial statements.

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Recent Accounting Pronouncements (cont’d)

In February 2006, the FASB issued SFAS 155. This Statement amends FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.” This Statement is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. The fair value election provided for in paragraph 4(c) of this Statement may also be applied upon adoption of this Statement for hybrid financial instruments that had been bifurcated under paragraph 12 of Statement 133 prior to the adoption of this Statement. Management does not expect adoption of SFAS 155 to have a material impact on the Company’s financial statements.

In March 2006, the FASB issued SFAS 156. This Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This statement requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. An entity should adopt this Statement as of the beginning of its first fiscal year that begins after September 15, 2006. Earlier adoption is permitted as of the beginning of an entity’s fiscal year, provided the entity has not yet issued financial statements, including interim financial statements, for any period of that fiscal year. The effective date of this Statement is the date an entity adopts the requirements of this Statement. Management does not expect adoption of SFAS 156 to have a material impact on the Company’s financial statements.

NOTE B—SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the years ended December 31, 2005 and 2004 is summarized as follows:

Cash paid for interest and income taxes:

December 31, 2005  December 31, 2004

Income Taxes   $ ---    $ ---
Interest    $ 7,253                           $ ---

NOTE C—INCOME TAXES

The Company is subject to income taxes on an entity basis on income arising in or derived from the tax jurisdiction in which it is domiciled and operates.

NOTE D—SEGMENT REPORTING

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.” This statement requires companies to report information about operating segments in interim and annual consolidated financial statements. It also requires segment disclosures about products and services, geographic areas and major customers. The Company determined that it did not have any separately reportable operating segments as of March 31, 2006 and December 31, 2005 and 2004.

NOTE E—CAPITAL STOCK/REGISTERED CAPITAL

The Company’s owners contributed capital in the amount of $73,891.

NOTE F—NOTES PAYABLE—CURRENT AND LONG-TERM

Notes payable at December 31, 2005 consist of the following:

Secured note payable to an unrelated party.
Bearing 2.4% interest, original amount $397,783.00
Due October 31, 2006                                                                  $342,612

NOTE G—COMMITMENTS

The Company leases its warehouse for approximately $1,478 per year. This lease expires March 14, 2007.
Future annual lease payments are as follows:

2006                                                      $ 1,478
2007                                                         1,478
Total                                                      $ 2,956

NOTE H—RELATED-PARTY TRANSACTIONS/SUBSEQUENT EVENTS

The former shareholders of the Company were Sichuan Suining Yingfa Resource Development Group Co., Ltd., Suining Yingfa Construction Materials Company Ltd, and Sichuan Yingfa Resource Development Co., Ltd. (the Yingfa group). According to the Temporary Resolution of the Shareholders' Meeting of the Company held on January 20, 2006, the company has had a capital restructuring. Related-party transactions between the Company and Yingfa group from 2004 to 20 January 2006 are listed below:

The GAP certificate is owned by the Yingfa Group, namely Sichuan Yingfa Resource Development Co., Ltd.,. GAP is a quality standard for agricultural products such as DAR. The GAP certificate means high and certifiable standard. The Company is the virtual manufacturer and seller of DAR.

The Company trademark for its “Bailing Capsules” is “Zhiwang” which Sichuan owns and has applied for registration. Sichuan is waiting for approval by State Industrial and Commercial Administration General Bureau Trademark Bureau.

The office building was purchased from the Yingfa group. The land use right of the building was transferred from the Yingfa group to the Company.

A majority of the expenses incurred from operation are receivables from the Yingfa group.

Government grants and loans were obtained by the Yingfa group.

MANAGEMENT'S DISCUSSION AND ANALYSIS

FORWARD LOOKING STATEMENTS

Certain statements in this report, including statements of our expectations, intentions, plans and beliefs, including those contained in or implied by "Management's Discussion and Analysis" and the Notes to Financial Statements, are "forward-looking statements", within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are subject to certain events, risks and uncertainties that may be outside our control. The words “believe”, “expect”, “anticipate”, “optimistic”, “intend”, “will”, and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements. These forward-looking statements include statements of management's plans and objectives for our future operations and statements of future economic performance, information regarding our expansion and possible results from expansion, our expected growth, our capital budget and future capital requirements, the availability of funds and our ability to meet future capital needs, the realization of our deferred tax assets, and the assumptions described in this report underlying such forward-looking statements. Actual results and developments could differ materially from those expressed in or implied by such statements due to a number of factors, including, without limitation, those described in the context of such forward-looking statements.

CRITICAL ACCOUNTING POLICIES

Revenue recognition

Revenue is recognized at the time the product is delivered and title has passed to the customer. Cash discounts are recognized as an expense in the period in which it actually occurs. Sales allowances are recorded as a reduction of revenue in the period in which they occur. Revenue is presented net of returns.

Inventory

Inventory includes raw material, package material, low-value consumables and merchandise. The Company adopts perpetual inventory system and inventories are recorded at actual cost. Raw material, package material and merchandise are priced at cost upon acquisition, and at weighted average method upon issuance and shipment. Low-value consumables are amortized at 50% of the amount upon application and amortized an additional 50% upon obsolescence.

Property, Plant, and Equipment

Property, plant, and equipment are recorded at cost less accumulated depreciation and impairment. Repairs and maintenance expenditures, which are not considered improvements and do not extend the useful life of property, plant, and equipment, are expensed as incurred. The cost and related accumulated depreciation applicable to property, plant, and equipment sold or no longer in service are eliminated from the accounts and any gain or loss is included in the statement of operations.

Depreciation is calculated to write-off the cost or basis of the property, plant, and equipment over their estimated useful lives for the date on which they become fully operational and after taking into account their estimated residual values (salvage value), using the straight-line method, at the following rates per year:

Equipment Straight-line for 5 to 20 years with a 3% salvage value
Building Straight-line for 20 years with a 5% salvage value

When assets are sold or retired, their costs and accumulated depreciation are eliminated from the accounts and any gain or loss resulting from their disposal is included in the statement of operations.

The Company recognizes an impairment loss on property, plant, and equipment when evidence, such as the sum of expected future cash flows (undiscounted and without interest charges), indicates that future operations will not produce sufficient revenue to cover the related future costs, including depreciation, and when the carrying amount of the asset cannot be realized through sale. Measurement of the impairment loss is based on the fair value of the assets.

RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the financial statements included in this report and is qualified in its entirety by the foregoing.

Revenues

Gross revenues were $393,514 and $609,229 for the three months and nine months ended September 30, 2006, respectively, compared to gross revenues of $754 and $745 for the three months and nine months ended September 30, 2005. The sales revenues were due primarily to sales of DAR. The Company recognized revenue at the time the product was delivered and title had passed to the customer. Cash discounts were recognized as an expense in the period in which it actually occurred. Sales allowances were recorded as a reduction of revenue in the period in which they occurred. Revenue was presented net of returns. The Company’s sales arrangements were not subject to warranty. The Company did not record any product returns for the three-month and nine-month periods ended September 30, 2006. The Company had minimal sales revenue in 2005 due to the process of GAP authentication. The Company expects sales to increase during 2006 as the Company moves toward developing its business plan.

Income / Loss

The Company had net income of $17,549 and $22,709 for the three months and nine months ended September 30, 2006, respectively, primarily attributable to the high cost of goods sold resulting from initial production of our products. The net losses for the three months and nine months ended September 30, 2005 were $5,033 and $10,888, respectively.

The Company expects to incur losses from operations during fiscal year 2006. There can be no assurance that the Company will achieve or maintain profitability, or that any revenue growth will take place in the future.

Expenses

Selling, general and administrative expenses for the three months and nine months ended September 30, 2006 were $63,457 and $125,624, respectively. The high operating expenses for the nine month period were due primarily to development expenses associated with the market research.

Cost of Sales

Cost of sales include expenses directly related to the manufacturing and selling our products. Product delivery and direct labor would be examples of cost of sales items. During the three months ended September 30, 2006, we had $292,141 in cost of sales, which was approximately 74% of sales revenues. During the nine months ended September 30, 2006, we had $431,014 in cost of sales, which was approximately 71% of sales revenues. The cost of sales as a percentage of sales was higher during these periods due to purchasing some of our ingredients through third parties resulting in small price markups. These markups typically range between 5-10%. The Company expects to lower the cost of sales by increasing the output of DAR.

Impact of Inflation

We believe that inflation has had a negligible effect on operations during this period. We believe that we can offset inflationary increases in the cost of sales by increasing sales and improving operating efficiencies.

Liquidity and Capital Resources

Cash flows used in operating activities were $164,312 for the nine months ended September 30, 2006, compared to cash flows provided by operating activities were $660,010 for the nine months ended September 30, 2005. Negative cash flows from operations in 2006 were due primarily to the increase in accounts receivable by $434,414, the decrease in accounts payable by $112,378, partially offset by the net income and the increase in taxes payable in this period.

Cash flows used in investing activities were $376,017 for the nine months ended September 30, 2006, which were due primarily to the purchase of property and equipment in the third quarter of 2006. Cash flows used in investing activities were $691,814 for the nine months ended September 30, 2005, which were attributable to the purchase of property and equipment in the period.

Cash flows provided by financing activities were $667,373 for the nine months ended September 30, 2006, which included the increase in current portion of notes payable of $349,961, which are secured, interest bearing and repayable within 12 months, offset by the payment of $80,667 for the short-term loan. Additionally, the shareholders of the Company infused $379,200 into the Company as capital contributions during the nine months ended September 30, 2006.

We have funded our cash needs for the nine months ended September 30, 2006 with a series of debt and equity transactions.

We project that we will need additional capital to fund operations over the next 12 months. We anticipate we will need an additional $250,000 in working capital during 2006 and $100,000 for the two years thereafter.

On a long-term basis, liquidity is dependent on continuation and expansion of operations, receipt of revenues, additional infusions of capital and debt financing. However, there can be no assurance that we will be able to obtain additional equity or debt financing in the future, if at all. If we are unable to raise additional capital, our growth potential will be adversely affected. Additionally, we will have to significantly modify our business plan.

UNAUDITED FINANCIAL INFORMATION AND MANAGEMENT'S DISCUSSION AND ANALYSIS FOR VOICE DIARY INC.

Voice Diary, Inc. and Subsidiary
Condensed Consolidated Balance Sheet
As of September 30, 2006
(Unaudited)

ASSETS

Current assets
Cash and cash equivalents	$150,161
Accounts receivable	783,974
Inventory	8,677
Other	38
Total current assets	942,851

Fixed Assets
Property, plant, and equipments	578,857
Accumulated depreciation	(45,914)
Total fixed assets	532,944
Total assets	$1,475,795

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
Accounts payable and accrued liabilities	$145,923
Short-term loan	12,640
Taxes payable	35,700
Note payable - current portion	349,961
Total current liabilities	544,224

Long-term liabilities
Note payable	$361,491

Total liabilities	$905,715

Shareholders' equity
Class A Common stock (par $.01, 20,000,000 authorized,
20,000,000 shares issued and outstanding)	$200,000
Class B Common stock (par $.01, 8,344 authorized,
2,000 shares issued and outstanding)	20
Paid in capital	3,287,858
Accumulated other comprehensive income	13,955
Retained deficit	(2,931,753)
Total equity	570,080
Total liabilities and equity	$1,475,795

The accompanying notes are an integral part of these financial statements

Voice Diary, Inc. and Subsidiary
Condensed Consolidated Statements of Operations and
Comprehensive Income
For the three and nine months ended September 30, 2006 and 2005
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2006	2005	2006	2005

Revenues
Sales	$393,514	$754	$609,229	$745
Cost of sales	292,141	178	431,014	250
Gross profits	101,374	576	178,215	495

Operating expenses
Selling, general and administrative	167,349	498	259,026	492

Operating income (loss)	(65,975)	78	(80,811)	3

Other income (expenses)
Financial income, net	-	-	23,555	-
Interest (expenses)	(1,724)	(5,206)	(20,234)	(10,046)
Other income	721	95	1,538	(845)
Total other income (loss)	(1,003)	(5,111)	4,858	(10,891)

Income (loss) before provision for taxes	(66,978)	(5,033)	(75,953)	(10,888)

Provision for taxes	19,364	-	11,185	-

Net income (loss) from continued operations	$(86,343)	$(5,033)	$(87,138)	$(10,888)

Income from discontinued operations	148,461	-	148,461	-

Net income (loss)	62,118	(5,033)	61,323	(10,888)

Other comprehensive income (loss)
Foreign currency translation income (loss)	-	-	13,955	3,648
.		.	.	.
Comprehensive income (loss)	62,118	(5,033)	75,278	(7,240)

Weighted average number of common
shares outstanding - basic	19,113,664	10,949,064	14,386,539	10,256,402

Net loss per common share - basic and diluted	**	**	**	**

** Less than $.01

The accompanying notes are an integral part of the financial statements

Voice Diary, Inc. and Subsidiary
Condensed Consolidated Statements of Cash Flows
For the nine months ended September 30, 2006 and 2005
(Unaudited)

	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$61,323	$(10,888)
Adjustments to reconcile net loss to net
cash used in operating activities:
Non-cash adjustment for retained earnings due to reverse merger	80,325	-
Depreciation	45,914	19,888
Waiver of subscription receivable	10,000	-
Changes in assets and liabilities
Accounts receivables	(778,658)	(656)
Inventory	(8,677)	13,569
Other assets	(38)	442,636
Accounts payabe	(100,775)	197,422
Taxes payable	35,700	(1,961)

NET CASH FLOWS (USED IN) PROVIDED BY OPERATING ACTIVITIES	(654,886)	660,010

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipments	(578,857)	(691,814)
Investment in subsidiary	453,091	-

NET CASH FLOWS (USED IN) INVESTING ACTIVITIES	(125,766)	(691,814)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from short-term loan	12,640	-
Proceeds from notes payable	711,452	(5,687)
Proceeds from retirement of common stock	(74,000)	-
Proceeds from the issuance of common stock	264,000	-

NET CASH FLOWS (USED IN) PROVIDED BY FINANCING ACTIVITIES	914,092	(5,687)

Foreign currency translation adjustment	13,955	3,648

NET CHANGE IN CASH AND CASH EQUIVALENTS	147,395	(33,843)

CASH AND CASH EQUIVALENTS:
Beginning of period	2,766	44,556

End of period	$150,161	$10,713

SUPPLEMENTAL DISCLOSURES
Interest paid	$1,850	$-
Income taxes paid	$-	$-
NON-CASH INVESTING AND FINANCING ACTIVITIES
Conversion of convertible notes payable and accrued interest	$-	$-
payable in exchange for stock
Conversion of notes payable and accrued interest payable in exchange for stock	$-	$-

The accompanying notes are an integral part of the financial statements

VOICE DIARY INC. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 (UNAUDITED)

NOTE 1 -BASIS OF PRESENTATION

     The accompanying unaudited condensed consolidated financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America for interim financial information. Accordingly, these interim consolidated financial statements do not include all of the information required by GAAP for complete financial statements. Management believes that the accompanying unaudited condensed consolidated financial statements reflect all adjustments which, in the opinion of management, are considered necessary for a fair presentation of the financial condition and results of operations for the interim periods presented. All adjustments made were of a normal and recurring nature. Operating results for the three months and nine months ended September 30, 2006 are not necessarily indicative of the results that may be expected for the year ended December 31, 2006. These unaudited interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto, included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005.

NOTE 2 -BUSINESS ORGANIZATION

    Voice Diary Inc. (“the Company” or "VDYI") was incorporated in the State of Delaware on February 26, 2002. In June and July 2002, the Company acquired approximately 99% of the outstanding shares of Voice Diary Ltd., an Israeli corporation (“VDL”), through an exchange of shares of the Company with former shareholders of the Subsidiary. VDL was disposed on August 22, 2006 pursuant to the agreement between the Company, VDL and Arie Hinkis, the former president of the Company.

    On June 13, 2006, VDYI (acquiree) executed a Plan of Exchange with Sui Ning Shi Yin Fa Bai Zhi Chan Ye You Xian Gong Si, a corporation organized and existing under the laws of the Peoples’ Republic of China (“Yin Fa” or "acquirer"), the shareholders of Yin Fa (the “Yin Fa Shareholders”) and the Majority Shareholder of the YDYI, pursuant to which six simultaneous transactions were consummated at closing, as follows: (1) settling the liabilities of VDYI, (2) 7,977,023 (pre-split) new shares of Class A Common Stock and 2,000 new shares of Class B Common Stock are deposited into the account of Escrow Agent via hand delivery by Mr. Hinkis in exchange for a payment of $264,000 in cash , (3) 1,305,000 (pre-split) shares of Class A Common Stock are deposited into the account of Escrow Agent via hand delivery by Mr. Hinkis in exchange for a payment of $136,000 in cash, and (4) the issuance of the new 30,000,000 (post-split) investment shares of Class A Common Stock of the Registrant to the Yin Fa shareholders pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for all of their shares of registered capital of Yin Fa, which should take no longer than 60 days (5) vending out the VDYI subsidiary after closing, and (6) retiring to the treasury the 744 shares of Class B Common Stock owned Mr. Hinkis at Closing against payment of $74,000 and settlement of all unpaid salaries and severance pay to Mr. Hinkis in the amount of $100,000, both amounts will be taken from the payment made to VDYI for the issued shares. On August 22, 2006, VDYI consummated the Plan of Exchange with Yin Fa. As a result of the Plan of Exchange, Yin Fa will become a wholly-owned subsidiary of VDYI. The transaction was treated for accounting purposes as a capital transaction and recapitalization by the accounting acquirer and as a re-organization by the accounting acquiree.

Accordingly, the consolidated financial statements include the following:

(1)	The balance sheet consists of the net assets of the acquirer at historical cost and the net assets of the acquiree at historical cost.

(2)	The statement of operations includes the operations of the acquirer for the periods presented and the operations of the acquiree from the date of the merger.

    Yin Fa was incorporated on April 24, 2001 in China as a Chinese pharmaceutical company focused on developing and commercializing Dahurian Angelica Root, one of the more popular traditional Chinese medicines. The Company business plan includes distributing the Dahurian Angelica Root and its related products to fulfill a large market for the treatment of pain, swelling and pustule.

VDYI and its wholly owned subsidiary Yin Fa are hereafter referred to as (the “Company”).

VOICE DIARY INC. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 (UNAUDITED)

NOTE 3 -NOTES PAYABLE—CURRENT AND LONG-TERM

Notes payable at September 30, 2006 consist of the following:

Secured note payable to an unrelated party.
Bearing 2.4% interest, original amount $397,783.00
Due October 31, 2006	$349,961

Secured note payable to a related party
Bearing 6.3% interest, Due December 31, 2008	361,491 *

Total	$711,452

** Future payments on note due as follow:

Before December 31, 2007	$180,746.
Before December 31, 2008	180,745

Total	$361,491

NOTE 4 -COMMITMENTS

    The Company leases its warehouse for approximately $1,478 per year. This lease expires March 14, 2007.

Future annual lease payments are as follows:

March 15, 2005 to March 14, 2006           $ 1,478
March 15, 2006 to March 14, 2007              1,478
                                       Total               $ 2,956
                                                              =====

NOTE 5 -COMPREHENSIVE INCOME

    Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income,” establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying statement of changes in stockholders’ equity consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit. For the nine months ended September 30, 2006 and 2005, total comprehensive income was $13,955 and $3,648, respectively.

VOICE DIARY INC. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 (UNAUDITED)

NOTE 6 -INCOME TAXES

    The Company is subject to income taxes on an entity basis on income arising in or derived from the tax jurisdiction in which it is domiciled and operates. The corporate income taxes accrued as of September 30, 2006 were $11,185.

NOTE 7 -STOCK OPTION PLAN

    A summary of the status of the Company's stock options as of September 30, 2006, and December 31, 2005, and of changes during the periods then ended, is presented below:

	June 30	December 31	Exercise
	2006	2005	Price
Outstanding at beginning of period	--	--	$--
Granted during period	--	1,000,000	$0.01
Exercised during period	--	(1,000,000)	$0.01
Outstanding at end of period	--	--	--
Weighted average fair value of options granted during the period	--	$0.01

NOTE 8 -EQUITY TRANSACTION

    On July 10, 2006, the Company issued 7,977,023 new shares of Class A Common Stock and 2,000 new shares of Class B Common Stock in exchange for a payment of $264,000 in cash, in reliance upon exemptions from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act and Rule 506 promulgated thereunder.

    On August 22, 2006, Arie Hinkis, the former president of the Company, returned 744 shares of Class B Common Stock against payment of $74,000 and settlement of all unpaid salaries and severance pay to Mr. Hinkis in the amount of $100,000, both amounts will be taken from the payment made to VDYI for the aforesaid issued shares.

NOTE 9 -SUBSEQUENT EVENT

    On November 10, 2006, the Company issued 333,000,000 new shares of Class A Common Stock (the effect of 30,000,000 shares after consideration of the proposed 11.1:1 reverse split), to the Yin Fa shareholders pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for all of their shares of registered capital of Yin Fa, pursuant to the Plan of Exchange, dated June 13, 2006.

    A preliminary Schedule 14C information statement was filed with the Securities and Exchange Commission to disclose a proposed 1 for 11.1 reverse stock split. We expect a definitive Schedule 14C to be filed with the Securities and Exchange Commission and mailed to our shareholders during the fourth quarter 2006.

MANAGEMENT'S DISCUSSION AND ANALYSIS

FORWARD LOOKING STATEMENTS

    Certain statements in this report, including statements of our expectations, intentions, plans and beliefs, including those contained in or implied by "Management's Discussion and Analysis" and the Notes to Consolidated Financial Statements, are "forward-looking statements", within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are subject to certain events, risks and uncertainties that may be outside our control. The words “believe”, “expect”, “anticipate”, “optimistic”, “intend”, “will”, and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements. These forward-looking statements include statements of management's plans and objectives for our future operations and statements of future economic performance, information regarding our expansion and possible results from expansion, our expected growth, our capital budget and future capital requirements, the availability of funds and our ability to meet future capital needs, the realization of our deferred tax assets, and the assumptions described in this report underlying such forward-looking statements. Actual results and developments could differ materially from those expressed in or implied by such statements due to a number of factors, including, without limitation, those described in the context of such forward-looking statements, our expansion and acquisition strategy, our ability to achieve operating efficiencies, our dependence on network infrastructure, capacity, telecommunications carriers and other suppliers, industry pricing and technology trends, evolving industry standards, domestic and international regulatory matters, general economic and business conditions, the strength and financial resources of our competitors, our ability to find and retain skilled personnel, the political and economic climate in which we conduct operations and the risk factors described from time to time in our other documents and reports filed with the Securities and Exchange Commission (the "Commission"). Additional factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to: 1) our ability to successfully develop, manufacture and deliver the CardioGSM to Natali Ltd. on a timely basis and in the prescribed condition; 2) our ability to compete effectively with other companies that provide emergency homecare products to cardiac patients; 3) our ability to continue to develop and market products to the blind and visually impaired; 4) our ability to raise sufficient capital in order to effectuate our business plan; and 5) our ability to retain our key executives.

CRITICAL ACCOUNTING POLICIES

Stock-based compensation

Employee stock-based compensation is accounted for in accordance with Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (“APB 25”) and the FASB interpretations thereof. Pursuant to those accounting pronouncements, compensation is recorded for share options granted to employees at the date of grant based on the difference between the exercise price of the options and the market value of the underlying shares at that date. Due to the terms of the grants, the fair value of the compensation in accordance with SFAS No. 123, "Accounting for Stock-Based Compensation" approximates the values computed in accordance with APB No. 25. Stock-based compensation to non-employees is accounted for in accordance with SFAS No. 123.

Under both accounting pronouncements, as part of the necessary computations, management is required to estimate the fair value of the underlying shares. Fair value has generally been determined by management as the price at which the Company's shares were issued at the most recent prior placement of the Company's Common Stock. Since the Company was approved for listing on the Over The Counter Bulletin Board - fair value is determined according to stock market price. The timing of the grant and measurement of stock-based awards could have a material effect on the Company's results of operations and financial position.

Revenue recognition

Revenue is recognized at the time the product is delivered and title has passed to the customer. Cash discounts are recognized as an expense in the period in which it actually occurs. Sales allowances are recorded as a reduction of revenue in the period in which they occur. Revenue is presented net of returns.

Inventory

Inventory includes raw material, package material, low-value consumables and merchandise. The Company adopts perpetual inventory system and inventories are recorded at actual cost. Raw material, package material and merchandise are priced at cost upon acquisition, and at weighted average method upon issuance and shipment. Low-value consumables are amortized at 50% of the amount upon application and amortized an additional 50% upon obsolescence.

Property, Plant, and Equipment

Property, plant, and equipment are recorded at cost less accumulated depreciation and impairment. Repairs and maintenance expenditures, which are not considered improvements and do not extend the useful life of property, plant, and equipment, are expensed as incurred. The cost and related accumulated depreciation applicable to property, plant, and equipment sold or no longer in service are eliminated from the accounts and any gain or loss is included in the statement of operations.

Depreciation is calculated to write-off the cost or basis of the property, plant, and equipment over their estimated useful lives for the date on which they become fully operational and after taking into account their estimated residual values (salvage value), using the straight-line method, at the following rates per year:

Equipment Straight-line for 5 to 20 years with a 3% salvage value
Building Straight-line for 20 years with a 5% salvage value

When assets are sold or retired, their costs and accumulated depreciation are eliminated from the accounts and any gain or loss resulting from their disposal is included in the statement of operations.

The Company recognizes an impairment loss on property, plant, and equipment when evidence, such as the sum of expected future cash flows (undiscounted and without interest charges), indicates that future operations will not produce sufficient revenue to cover the related future costs, including depreciation, and when the carrying amount of the asset cannot be realized through sale. Measurement of the impairment loss is based on the fair value of the assets.

RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the financial statements included in this report and is qualified in its entirety by the foregoing.

Revenues

    Gross revenues were $393,514 and $609,229 for the three months and nine months ended September 30, 2006, respectively, compared to gross revenues of $754 and $745 for the three months and nine months ended September 30, 2005. The sales revenues were due primarily to sales of DAR. The Company recognized revenue at the time the product was delivered and title had passed to the customer. Cash discounts were recognized as an expense in the period in which it actually occurred. Sales allowances were recorded as a reduction of revenue in the period in which they occurred. Revenue was presented net of returns. The Company’s sales arrangements were not subject to warranty. The Company did not record any product returns for the three-month and nine-month periods ended September 30, 2006. The Company had minimal sales revenue in 2005 due to the process of GAP authentication. The Company expects sales to increase during 2006 as the Company moves toward developing its business plan.

Income / Loss

    The Company had net income of $62,118 and $61,323 for the three months and nine months ended September 30, 2006, respectively, due primarily to the debt forgiveness from the disposal of the subsidiary in the third quarter of 2006. The Company had net loss from continuing operations of $86,343 and $87,138 for the three-month and nine-month periods ended September 30, 2006, respectively, primarily attributable to the high cost of goods sold resulting from initial production of our products. The net losses for the three months and nine months ended September 30, 2005 were $5,033 and $10,888, respectively.

    The Company expects to incur losses from operations during fiscal year 2006. There can be no assurance that the Company will achieve or maintain profitability, or that any revenue growth will take place in the future.

Expenses

    Selling, general and administrative expenses for the three months and nine months ended September 30, 2006 were $167,349 and $259,026, respectively. The high operating expenses for the nine month period were due primarily to accrued expenses of $103,892 in connection with the plan of exchange with Yin Fa.

Cost of Sales

    Cost of sales include expenses directly related to the manufacturing and selling our products. Product delivery and direct labor would be examples of cost of sales items. During the three months ended September 30, 2006, we had $292,141 in cost of sales, which was approximately 74% of sales revenues. During the nine months ended September 30, 2006, we had $431,014 in cost of sales, which was approximately 71% of sales revenues. The cost of sales as a percentage of sales was higher during these periods due to purchasing some of our ingredients through third parties resulting in small price markups. These markups typically range between 5-10%. The Company expects to lower the cost of sales by increasing the output of DAR.

Impact of Inflation

    We believe that inflation has had a negligible effect on operations during this period. We believe that we can offset inflationary increases in the cost of sales by increasing sales and improving operating efficiencies.

Liquidity and Capital Resources

    Cash flows used in operating activities were $654,886 for the nine months ended September 30, 2006, compared to cash flows provided by operating activities were $660,010 for the nine months ended September 30, 2005. Negative cash flows from operations in 2006 were due primarily to the increase in accounts receivable by $778,658, the decrease in accounts payable by $100,775, partially offset by the net income and the increase in taxes payable in this period.

    Cash flows used in investing activities were $125,766 for the nine months ended September 30, 2006, which were due primarily to the acquisition of net liabilities in connection with share exchange, and the purchase of property and equipment in the third quarter of 2006. Cash flows used in investing activities were $691,814 for the nine months ended September 30, 2005, which were attributable to the purchase of property and equipment in the period.

    Cash flows provided by financing activities were $914,092 for the nine months ended September 30, 2006, which included long-term loans of $711,452, which are secured, interest bearing and repayable over 12 months, offset by the payment of $74,000 in connection with the retirement of 744 shares of Class B Common Stock. Additionally, the Company infused $264,000 of capital contributions in connection with the Plan of Exchange.

    We have funded our cash needs for the nine months ended September 30, 2006 with a series of debt and equity transactions.

    We project that we will need additional capital to fund operations over the next 12 months. We anticipate we will need an additional $250,000 in working capital during 2006 and $100,000 for the two years thereafter.

    On a long-term basis, liquidity is dependent on continuation and expansion of operations, receipt of revenues, additional infusions of capital and debt financing. However, there can be no assurance that we will be able to obtain additional equity or debt financing in the future, if at all. If we are unable to raise additional capital, our growth potential will be adversely affected. Additionally, we will have to significantly modify our business plan.

K. MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

Summary term sheet

As of June 13, 2006, VDYI entered into a Plan of Exchange (the “Agreement”), between and among VDYI, Yin Fa, the Yin Fa Shareholders and the Majority Shareholder of VDYI.

Pursuant to the terms of the Agreement, The transaction will not immediately close but shall be conditioned upon: (1) settling the liabilities of VDYI, (2) 7,977,023 (pre-split) new shares of Class A Common Stock and 2,000 new shares of Class B Common Stock are deposited into the account of Escrow Agent via hand delivery by Mr. Hinkis in exchange for a payment of $264,000 in cash , (3) 1,305,000 (pre-split) shares of Class A Common Stock are deposited into the account of Escrow Agent via hand delivery by Mr. Hinkis in exchange for a payment of $136,000 in cash, and (4) the issuance of the new 30,000,000 (post-split) investment shares of Class A Common Stock of VDYI to the Yin Fa shareholders pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for all of their shares of registered capital of Yin Fa, which should take no longer than 60 days (5) vending out the VDYI subsidiary after closing, and (6) retiring to the treasury the 744 shares of Class B Common Stock owned Mr. Hinkis at Closing against payment of $74,000 and settlement of all unpaid salaries and severance pay to Mr. Hinkis in the amount of $100,000, both amounts will be taken from the payment made to VDYI for the issued shares. Upon completion of the exchange, Yin Fa will become a wholly-owned subsidiary of VDYI.

Upon the delivery of the 7,977,023 (pre-split) new shares of Class A Common Stock, 2,000 new shares of Class B Common Stock and the 1,305,000 (pre-split) shares of Class A Common Stock to Yin Fa Shareholders, Yin Fa Shareholders will be in control of VDYI, representing approximately 57.6% of the then issued and outstanding shares of VDYI. Furthermore, Arie Hinkis, President and Director of VDYI, anticipates appointing new directors who are designees of Yin Fa to the Board of Directors and then will resign.

Contact information

VDYI has its principal executive offices at Voice Diary Inc., 343 Sui Zhou Zhong Road, Sui Ning, Si Chuan Province, P. R. China. VDYI’s telephone number is (86825) 239-1788.

Business description

GENERAL

VDYI was incorporated in the State of Delaware on February 26, 2002. In June and July 2002, the Company acquired approximately 99% of the outstanding shares of Voice Diary Ltd., an Israeli corporation (“VDL”), through an exchange of shares of the Company with former shareholders of the Subsidiary. VDL was disposed on August 22, 2006 pursuant to the agreement between the Company, VDL and Arie Hinkis, the former president of the Company.

THE BUSINESS OF VDL

VDL developed several models of a PDA for the blind and visually impaired. The latest model, the IMP, was introduced to the market in December 2001. To the date December 31, 2005, VDL have sold some 4,500 units of the PDAs for revenues of about $700,000.

    With the emergence of cellular telephones the feature set of the PDAs became less than satisfactory. Thus VDL have ceased production of the PDAs. VDL had no inventory left of products or components.

    Since August 2004, VDYI suspended the operations of VDL until new research and development plan is devised and the proper financing is secured. Plans considered since were not materialized

MERGERS OR ACQUISITIONS

    VDYI are considering mergers and acquisitions with companies that can benefit from its core technologies and business experience to develop jointly applications of its proprietary know-how.

    On June 13, 2006, VDYI (acquiree) executed a Plan of Exchange with Yin Fa (acquirer), the shareholders of Yin Fa and the Majority Shareholder of the YDYI, pursuant to which VDYI issued the new 30,000,000 (post-split) investment shares of Class A Common Stock of the Registrant to the Yin Fa shareholders pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for all of their shares of registered capital of Yin Fa. As a result, Yin Fa became a wholly-owned subsidiary of VDYI. The transaction was treated for accounting purposes as a capital transaction and recapitalization by the accounting acquirer and as a re-organization by the accounting acquiree.

    Since the completion of the Plan of Exchange, VDYI has changed its core business to pharmaceutical industry and continued operations of Yin Fa. Yin Fa is a Chinese pharmaceutical company focused on developing and commercializing Dahurian Angelica Root, one of the more popular traditional Chinese medicines. The Company business plan includes distributing the Dahurian Angelica Root and its related products to fulfill a large market for the treatment of pain, swelling and pustule. Dahurian Angelica Root ("DAR") is a popular herb employed extensively as an ingredient in food, medicine and cosmetics. The Suining district in Sichuan Province is the major planting area for DAR due to local climates and soil. Both output and quality of DAR in this area are at the top of the country. In May 2005, the Company started the process of applying for the authentication of GAP (Good Agricultural Practice of Medical Plants and Animals) for DAR. The Company documented the standards for DAR in pursuant to the guidelines established by European GAP. Such standards cover environment quality, seed quality, minimum pesticides, and fertilizer standards. The proposed standards were passed by the inspection of the Chinese State Food and Drug Administration (SFDA). The project involves approximately 133,334 square meters of experimental planting fields, and 1,333,340 square meters of outsourcing fields, which were approved by SFDA in February. Since many of the standards for DAR listed on the authentication were established by the Company, the Company believes it will aid in a competitive advantage in the marketplace.

Yin Fa was founded in April 24, 2001, with a registered capital of $125,000 (RMB 1,000,000 at the exchange rate of 8:1), a total asset of $1,475,795 and a net asset of $570,080 as of September 30, 2006. Yin Fa currently has 23 employees, including 12 specialists in researching and developing traditional Chinese medicines. Yin Fa has set up a business model associating Yin Fa, self-owned production base, DAR associates, farmers and R&D affiliates. Yin Fa believes the business model will facilitate the process in growing DAR, R&D, commercializing DAR, sales and marketing. Currently, the DAR related products include the Bai Ling Capsule, Yi Shen Capsule, DAR slices and DAR scent bag, which have been certified by SFDA and are being sold into the market via regional distributors throughout China. The Company will continue to explore the application for DAR in a range of foods, medicines and cosmetics.

Market Opportunity

We believe that traditional Chinese medicine present a highly attractive opportunity for the following reasons.

The trend for organic materials. Since World War II, the traditional agricultural form, organic agriculture, has been broken due to the extensive application of synthetic chemicals, such as synthetic fertilizers, pesticides, herbicides, and mass-rearing techniques to agriculture. When people are enjoying the efficiency of modern agriculture, they are also hurt by the deteriorated environment. The advocacy of organic agriculture re-catches people's attention and the trend for organic materials is globalized gradually. Traditional Chinese medicine is an independent influent in medication. Different from modern chemical-intensive medication, traditional Chinese medicine consists of various natural herbs and naturalism is the essence in traditional Chinese herbal theory. The functions of herbs have been studied and applied for thousands of years in China; its miracle is disclosed to the world gradually.

Substantial markets. In the global medication market, the revenues from herbal medication are more than $27 billions in 2005. In the European Union, the increase in the sales of herbal medication, approximately 30% annually, is faster than that of synthetic medication. Since 1978, the buying power of herbal medication has increased by approximately 70% in United Kingdom, and approximately 50% in France. In the US, the sales of herbal medication increased by more than 20% every year.

Developing traditional Chinese medicine industry. Even though Chinese herbal theory experienced thousands of years, China didn't play a key role in global herbal medication market, of which only approximately 2% was shared by China. The restriction in traditional Chinese medicine industry is due to lack of standards with respect to the qualities control of Chinese medicinal herbs. This situation has been changed since GAP was adopted by China in 2003. GAP is the abbreviation of “Good Agricultural Practice of Medicinal plants and animals” which regulates a whole set of controls at every stage of herb development from the ecological environment, germplasm and breeding, to cultivating, raising, collecting, transporting, packaging and quantitative administration. GAP is the first step to implement GMP in traditional Chinese medicine industry because it starts the qualities control from the plantation of herbs. We believe the adoption of GAP will minimize the gap between China and the world, resulting in the booming in traditional Chinese medicine industry in China.

In China, the Traditional Chinese Medicine ("T.C.M.") industry has enjoyed a robust development. According to a 1996 statistical survey, approximately 1,059 companies of T.C.M. in China have fixed assets of RMB13.34 billion, an annual total production of RMB23.54 billion, and sales revenues of RMB23.08. The T.C.M. realizes profits of RMB1.91 billion, with taxes at RMB23.54 billion and a total export value of USD0.589 billion.

Benefit from World Trade Organization. China’s accession to the World Trade Organization (“WTO”) in 2001, following fifteen years of difficult negotiations, was a watershed event for the WTO and its members and for China. WTO membership brought with it the opportunity to take advantage of new market access opportunities and new protections now available to China under the rules-based system of the WTO. When China was a non-member of the WTO, China found that its exports were often the subject of discriminatory treatment in overseas markets. In addition, as a country with planned economy to one with marketing economy, China often saw its exporting enterprises were subjected to anti-dumping acts. All will be changed under the protection of WTO. On the other hand, the accession to WTO also would bring with it the necessity of a large number of reforms in Chinese economic policies, many of which would require adapting the perspective of Chinese business establishments. The employment of GAP in traditional Chinese medicine is one of the policies to comply with WTO. With GAP certification, we believe global market access will be open to traditional Chinese medicine.

Growing need for traditional Chinese medicine.  Social and demographic factors are contributing to the growth in the traditional Chinese medicine market and the need for new, natural therapies. The aging population of the world is more likely to have suppressed immune systems and will require treatments that are effective against increasingly resistant strains of bacteria. In addition, the pharmaceutical industry continues to develop therapeutics, such as cancer chemotherapy, that weakens the immune system as a side effect of the primary therapy. Traditional Chinese medicine is the supplement for chemical-intensive treatments due to its natural features and functions in strengthening the immune system. Traditional Chinese medicine covers thousands of herbs, the functions of which are still waiting for a deep disclosure. As a result, we believe there is a strong demand for traditional Chinese medicine that are more potent, more effective against resistant strains and that cause fewer side effects.

Limitations of standard treatment regimens.  In addition to the increased side effects of chemical-intensive treatments, we believe that standard chemical-intensive treatment regimens have several other limitations, including multiple daily dosage requirements, lengthy treatment periods, limited effectiveness and severe side effects, all of which decrease patient compliance and ultimately, therapeutic efficacy.

Our Proprietary DAR products certified by GAP

GAP is a quality assurance for the raw herb because GAP regulates a whole set of controls at every stage of herb development from the ecological environment, germplasm and breeding, to the cultivating, raising, collection, transporting, packaging and quantitative administration. The raw herb material is formed through different growing and production stages. Different germplasm, ecological environment, culture technology, and different harvesting times and processing methods can all influence the herbs output and quality. So it is easy to see that there are quite a lot of risks when buying herbs from different sources in the market. In the open market, herbs in the same genus, but not the same species are often confused and mixed together with the right species. However, only the right species will have the most active ingredients.

We are confident for our DAR products due to couple reasons. First, the process in growing DAR is guaranteed by GAP. Please see Table 1 below for the difference between GAP DAR and non-GAP DAR.

Table 1. Comparison Between GAP DAR and non-GAP DAR

No.	Ingredient		GAP DAR	Non-GAP DAR
1	Water		≤12.0%	N/A
2	Ash		≤6.0%	N/A
3	Insoluble Acid		≤2.0%	N/A
4	Heavy Metal	Lead	≤5.0mg/kg	N/A
		Cadmium	≤0.3mg/kg	N/A
		Mercury	≤0.2mg/kg	N/A
		Arsenic	≤2.0mg/kg	N/A
5	Pesticide Residue	Benzene hexachloride (BHC)	≤2‰	N/A
		Gesarex	≤2‰	N/A
		Terrachlor	≤1‰	N/A
6	Microbes	Virus	≤30000unit/g	N/A
		Mucedine	≤100 unit/g	N/A
		Colibacillus	N/A	N/A
7	Extract		≥14.0%	N/A
8	Imperatorin & Alloisoimperatorin		≥0.16%	N/A
9	Total Coumarin		≥0.5%	N/A

    As mentioned above, ecological environment is another important factor affecting the quality of DAR. The suitable environment for DAR is the area with nice sun shine, warm and moist climate, and medium dry soil, which are exactly the geographic features in Sui Ning, the location of Yin Fa. Sui Ning is located at the edge of Si Chuan Basin, southwest of China, covered by the subtropical climate belt. The annual mean temperature in this region is approximately 17.4 °C, and annual rainfall is approximately 993 mm. In addition, the soil in this region contains abundant elements, such as Potassium, Phosphorus, etc., which is beneficial to the growth of traditional Chinese medicine.

Marketing Strategy

    Yin Fa expects to use its novel finding and related proprietary technology in DAR to develop and commercialize more efficient, effective and convenient DAR products. To achieve this objective, Yin Fa has set up a business model associating Yin Fa, self-owned production base, DAR associates, farmers and R&D affiliates. Yin Fa believes the business model will facilitate the process in growing DAR, R&D, commercializing DAR, sales and marketing. Currently, the DAR related products included Bai Ling Capsule, Yi Shen Capsule, DAR slices and DAR scent bag, which have been certified by SFDA and put into the market via regional distributors throughout China. Yin Fa continues to explore the application for DAR in a range of food, medicine and cosmetics.

    In addition, Yin Fa has adopted the following product development and commercialization strategies:

    Commercialize GAP DAR products.  Yin Fa plans to develop DAR products that have best quality assured by GAP over current non-GAP DAR products available in the market, which may include DAR seeds to pharmaceutical factories as raw material, or DAR related products, such as DAR slice, DAR extract, Bai Ling Capsule etc. to the end users. Yin Fa believes that its DAR and DAR related products will be competitive in the market due to their improved and certified efficacy.

    Develop sales and marketing functions across multiple DAR products. Yin Fa intends to build over time a pharmaceutical company which may take advantage of the local resources of DAR and develop and commercialize DAR and its related products. Yin Fa believes that its commercialization strategy will allow Yin Fa to fully enhance the value of its DAR product and retain significant control over its development and commercial activities. In order to introduce its first proprietary product, Bai Ling Capsule, Yin Fa is considering several sales and marketing strategies, including building up nation-wide network in China via regional distributors. Yin Fa also enters into agreements with other pharmaceutical companies which will take DAR as raw material.

Seeking for supports from local government. In order to commercialize T.C.M. and increase the income for T.C.M. farmers, the local government of Sui Ning City has successfully built up networks for T.C.M. to facilitate the process from fields to end users, including planting, production, distribution and sales. Currently, there are 177 associates specialized in T.C.M. in Sui Ning with more than 1,000 people working in T.C.M. industry. The annual purchase of various T.C.M in Sui Ning is approximately 2,000 tons. Yin Fa plans to apply the local resources to its marketing.

Seeking for strategic partners.  For certain DAR products, we intend to enter into collaborative arrangements with third parties. These collaborations may be necessary in order for us to:

•	fund our research and development activities;

•	fund manufacturing by third parties;

•	seek and obtain regulatory approvals; and

•	successfully commercialize our DAR products.

Competition

The T.C.M. industry is highly competitive in many areas. Our product DAR and other DAR related products will compete with other available products based primarily on:

•	efficacy

•	safety

•	tolerability

•	acceptance by doctors

•	patient compliance and acceptance

•	patent protection

•	convenience

•	price

•	insurance and other reimbursement coverage

•	distribution

•	marketing

•	adaptability to various modes of dosing

    Competitors include national and regional T.C.M. providers, T.C.M. manufacturers, wholesalers and chain drug stores.

    Many of our competitors possess greater financial, managerial and technical resources and have established reputations for successfully developing and marketing T.C.M., all of which put us at a competitive disadvantage. Our competitors may be able to apply their resources and capabilities to develop and commercialize products that have distinct, enhanced, or perceived advantages versus our products. The competitors may be in a position to devote greater resources in the sales, marketing, and distribution of these products and therefore considerably impact our ability to successfully commercialize our own products.

Manufacturing

    We currently rely on third-party contract manufacturers to produce sufficient quantities of DAR related products. We believe that our initial focus on the application for GAP authentication for DAR will reduce the risk and time involved in the development of manufacturing capabilities because production of DAR related products involves well-established and well-accepted manufacturing techniques and processes. We intend to continue to rely upon third-party contract manufacturers for production of our DAR related products. The use of third-parties for these activities allows us to minimize our initial capital investment and reduce the risk that would be associated with the establishment of our own commercial manufacturing and distribution operations.

Government Regulation

    We are subject to extensive pre- and post-market regulation by the FDA, including regulations that govern the testing, manufacturing, safety, efficacy, labeling, storage, record keeping, advertising, and promotion of drugs under the Federal Food, Drug and Cosmetic Act and the Public Health Services Act, and by comparable agencies in foreign countries. FDA approval is required before any dosage form of any new drug, a generic equivalent of a previously approved drug, or a new combination of previously approved drugs, can be marketed in the United States. All applications for FDA approval must contain information relating to pharmaceutical formulation, stability, manufacturing, processing, packaging, labeling and quality control.

Employees

    As of December 14, 2006, Yin Fa had 23 employees, of which 5 persions are senior management and 12 persons perform scientific and research activities.

Risk Factors

    There are a number of important factors that could cause our actual results to differ materially from those that are indicated by forward-looking statements. Those factors include, without limitation, those listed below and elsewhere herein.

We expect to have small net income for the foreseeable future, which may not enough to implement our business plan

    We had net incomes of $17,549 an d$22,709 for the three months and nine months ended September 30, 2006, respectively, compared to net loss of $5,033 and $10,888 for the same periods ended September 30, 2005. Our small net income was not enough to implement our business plan.

    We expect our net income remained at this level or we may incur substantial losses for the foreseeable future as a result of increases in our research and development costs, including costs associated with conducting quality improvement of DAR, and regulatory compliance activities.

    Our chances for achieving profitability will depend on numerous factors, including success in:

•	achieving milestones under our collaboration agreements;

•	developing more proprietary DAR related products;

•	commercializing our products; and

•	establishing our competitive position.

    Many of these factors will depend on circumstances beyond our control. We cannot assure you that we will ever gain more net income.

If a competitor produces and commercializes DAR products that are superior to our products, the market for our potential products would be reduced or eliminated.

    We have devoted a substantial amount of our research efforts and capital to improve the quality of DAR. Competitors are developing or have developed new DAR products that may compete with ours. In addition, other companies are developing technologies to enhance the efficacy of DAR products by adding new techniques in extracting DAR. If a competitor produces and commercializes DAR products that provide superior safety, effectiveness or other significant advantages over our products, the value of our DAR products would be substantially reduced. As a result, we would need to conduct substantial new research and development activities to establish new product targets, which would be costly and time consuming. In the event we are unable to establish new product targets, we will be unable to generate sources of revenue.

We have not sought patent protection for certain aspects of our technology.

    We have not filed for patent protection with respect to specific formulations, materials (including inactive ingredients) or manufacturing process approaches that are incorporated in our DAR products, and we may not seek such patent coverage in the future. In producing our DAR products, we expect to use general formulation techniques used in the industry that would be modified by us and which would, therefore, include know-how and trade secrets that we have developed. We cannot be certain that a patent would issue to cover such intellectual property and currently, we would prefer to keep such techniques and know-how as our trade secrets. In the event a competitor is able to develop technology substantially similar to ours and patent that approach, we may be blocked from using certain of our formulations or manufacturing process approaches, which could limit our ability to develop and commercialize products.

If we do not successfully attract and retain collaborative partners, or our partners do not satisfy their obligations, we will be unable to develop our partnered product candidates.

    For certain DAR products, we intend to enter into collaborative arrangements with third parties. These collaborations may be necessary in order for us to:

•	fund our research and development activities;

•	fund manufacturing by third parties;

•	seek and obtain regulatory approvals; and

•	successfully commercialize our product candidates.

    We cannot assure that we will be able to enter into collaborative agreements with partners on terms favorable to us, or at all, and any future agreement may expose us to risks that our partner might fail to fulfill its obligations and delay commercialization of our products. We also could become involved in disputes with partners, which could lead to delays in or terminations of our development and commercialization programs and time consuming and expensive litigation or arbitration. Our inability to enter into additional collaborative arrangements with other partners, or our failure to maintain such arrangements, would limit the number of product candidates which we could develop and ultimately, decrease our sources of any future revenues.

We will need additional capital in the future. If additional capital is not available, we may be forced to delay or curtail the development of our product candidates.

    We anticipate that our existing capital resources and expected product sales will enable us to maintain our current operations for at least the next 12 months. We may need additional capital to fund our operations beyond 2006. Our requirements for additional capital could be substantial and will depend on many other factors, including:

•	payments received under future collaborative partner agreements;

•	continued progress of research and development of our DAR products;

•	our ability to acquire or license drugs from others for use with DAR;

•	costs associated with protecting our intellectual property rights;

•	development of sales and marketing capabilities; and

•	market acceptance of our products.

    We have no significant committed sources of additional capital. To the extent our capital resources are insufficient to meet future capital requirements, we will have to raise additional funds to continue the development of our product candidates. We cannot assure you that funds will be available on favorable terms, if at all. To the extent we raise additional capital through the sale of securities, the issuance of those securities could result in dilution to our stockholders. In addition, if we obtain debt financing, a substantial portion of our operating cash flow may be dedicated to the payment of principal and interest on such indebtedness, thus limiting funds available for our business activities. If adequate funds are not available, we may be required to curtail significantly our development and commercialization activities.

We could be forced to pay substantial damage awards if product liability claims that may be brought against us are successful.

    The sale of any approved DAR products may expose us to liability claims and financial losses resulting from the use or sale of our products. Insurance for our DAR products are not required pursuant to SFDA in China.

If we fail to establish sales, marketing, and distribution capabilities, or fail to enter into arrangements with third parties, we will not be able to commercialize our products.

    We have limited sales, marketing, and distribution capabilities. In order to commercialize our DAR products, we must considerably expand our commercial capabilities or make arrangements with third parties to perform these services for us. In order to market any of our products directly, we must considerably expand our commercial infrastructure, including distribution, marketing, and sales personnel. The expansion or contracting of a sales and distribution infrastructure would require substantial resources, which may divert the attention of our management and key personnel and defer our product development efforts. To the extent that we enter into sales and marketing arrangements with other companies, our revenues will depend on the efforts of others. These efforts may not be successful. If we fail to expand sales, marketing and distribution capabilities, or fail to enter into arrangements with third parties, we will experience delays in product sales and incur increased costs.

Our assets are located in China and its revenues are derived from its operations in China

    In terms of industry regulations and policies, the economy of China has been transitioning from a planned economy to market oriented economy. Although in recent years the Chinese government has implemented measures emphasizing the utilization of market forces for economic reforms, the reduction of state ownership of productive assets and the establishment of sound corporate governance in business enterprises, a substantial portion of productive assets in China are still owned by the Chinese government. For example, all lands are state owned and are leased to business entities or individuals through governmental granting of State-owned Land Use Rights. The granting process is typically based on government policies at the time of granting and it could be lengthy and complex. This process may adversely affect our company’s future manufacturing expansions. The Chinese government also exercises significant control over China’s economic growth through the allocation of resources, controlling payment of foreign currency and providing preferential treatment to particular industries or companies. Uncertainties may arise with changing of governmental policies and measures. At present, our company’s development of research and development technologies and products is subject to approvals from the relevant government authorities in China. Such governmental approval processes are typically lengthy and complex, and never certain to be obtained.

Political and economic risks

    China is a developing country with a young market economic system overshadowed by the state. Its political and economic systems are very different from the more developed countries and are still in the stage of change. China also faces many social, economic and political challenges that may produce major shocks and instabilities and even crises, in both its domestic arena and in its relationship with other countries, including but not limited to the United States. Such shocks, instabilities and crises may in turn significantly and adversely affect our performance.

Risks related to interpretation of China laws and regulations which involves significant uncertainties

    China’s legal system is based on written statutes and their interpretation by the Supreme People’s Court. Prior court decisions may be cited for reference but have limited value as precedents. Since 1979, the Chinese government has been developing a comprehensive system of commercial laws, and considerable progress has been made in introducing laws and regulations dealing with economic matters such as foreign investment, corporate organization and governance, commerce, taxation and trade. However, because these laws and regulations are relatively new, and because of the limited volume of published cases and judicial interpretation and their lack of force as precedents, interpretation and enforcement of these laws and regulations involve significant uncertainties. In addition, as the Chinese legal system develops, we cannot assure that changes in such laws and regulations, and their interpretation or their enforcement will not have a material adverse effect on our business operations.

Currency conversion and exchange rate volatility could adversely affect our financial condition.

    The PRC government imposes control over the conversion of Renminbi into foreign currencies. Under the current unified floating exchange rate system, the People’s Bank of China publishes an exchange rate, which we refer to as the PBOC exchange rate, based on the previous day’s dealings in the inter-bank foreign exchange market. Financial institutions authorized to deal in foreign currency may enter into foreign exchange transactions at exchange rates within an authorized range above or below the PBOC exchange rate according to market conditions.

Pursuant to the Foreign Exchange Control Regulations of the PRC issued by the State Council which came into effect on April 1, 1996, and the Regulations on the Administration of Foreign Exchange Settlement, Sale and Payment of the PRC which came into effect on July 1, 1996, regarding foreign exchange control, conversion of Renminbi into foreign exchange by Foreign Investment Enterprises, or FIEs for use on current account items, including the distribution of dividends and profits to foreign investors, is permissible. FIEs are permitted to convert their after-tax dividends and profits to foreign exchange and remit such foreign exchange to their foreign exchange bank accounts in the PRC.

Conversion of Renminbi into foreign currencies for capital account items, including direct investment, loans, and security investment, is still subject to certain restrictions. On January 14, 1997, the State Council amended the Foreign Exchange Control Regulations and added, among other things, an important provision, which provides that the PRC government shall not impose restrictions on recurring international payments and transfers under current account items.

Enterprises in PRC (including FIEs) which require foreign exchange for transactions relating to current account items, may, without approval of the State Administration of Foreign Exchange, or SAFE, effect payment from their foreign exchange account or convert and pay at the designated foreign exchange banks by providing valid receipts and proofs.

Convertibility of foreign exchange in respect of capital account items, such as direct investment and capital contribution, is still subject to certain restrictions, and prior approval from the SAFE or its relevant branches must be sought.

We are a FIE to which the Foreign Exchange Control Regulations are applicable. There can be no assurance that we will be able to obtain sufficient foreign exchange to pay dividends or satisfy other foreign exchange requirements in the future.

Since 1994, the exchange rate for Renminbi against the United States dollars has remained relatively stable, most of the time in the region of approximately RMB8.28 to US$1.00. However, in 2005, the Chinese government announced that would begin pegging the exchange rate of the Chinese Renminbi against a number of currencies, rather than just the U.S. dollar. As our operations are primarily in China, any significant revaluation of the Chinese Renminbi may materially and adversely affect our cash flows, revenues and financial condition. For example, to the extent that we need to convert United States dollars into Chinese Renminbi for our operations, appreciation of this currency against the United States dollar could have a material adverse effect on our business, financial condition and results of operations. Conversely, if we decide to convert Chinese Renminbi into United States dollars for other business purposes and the United States dollar appreciates against this currency, the United States dollar equivalent of the Chinese Renminbi we convert would be reduced.

Governmental regulatory and policy risks

    We must follow various government regulations and in particular, the PRC State Food and Drug Administration (“SFDA”) regulations. Government regulations may have material impact on our operations, increase costs and could prevent or delay our company in licensing, manufacturing and selling our products. Our research, development, testing, manufacturing and marketing activities are subject to various governmental regulations in China, including health and drug regulations. Government regulations, among other things, cover the inspection of and controls over testing, manufacturing, safety and environmental considerations, efficacy, labeling, advertising, promotion, record keeping and sale and distribution of pharmaceutical products. We will not be able to license, manufacture, sell and distribute the vast majority of its products without a proper approval from government agencies and in particular the SFDA. There is no assurance that we will obtain such approvals.

In addition, delays or rejections may be encountered based upon additional government regulation from future legislation, administrative action or changes in governmental policy and interpretation during the period of product development and product assessment. Although we have, so far, obtained the marketing rights for selling some of our products in China, we may not continue to receive and maintain regulatory approvals for the sales of these products. Our marketing activities are also subject to government regulations with respect to the prices that we intend to charge or any other marketing and promotional related activities. Government regulations may substantially increase our costs for developing, licensing, manufacturing and selling products, impacting negatively on our operation, revenue, income and cash flow.

There could be changes in government regulations towards the pharmaceutical Industries that may adversely affect our business.

The manufacture and sale of pharmaceutical products in the PRC is heavily regulated by many state, provincial and local authorities. These regulations significantly increased the difficulty and costs involved in obtaining and maintaining regulatory approvals for marketing new and existing products. Our future growth and profitability depend to a large extent on our ability to obtain regulatory approvals.

    The State Food and Drug Administration of China recently implemented new guidelines for licensing of pharmaceutical products. All existing manufacturers with licenses, which are currently valid under the previous guidelines, are required to apply for the Good Manufacturing Practices ("GMP") certifications by June 30, 2004, and to receive approvals by December 31,2004. We have received our certifications. However, should we fail to receive or maintain the GMP certifications under the new guidelines in the future, our businesses would be materially and adversely affected.

    Moreover, the laws and regulations regarding acquisitions of the pharmaceutical industry in the PRC may also change and may significantly impact our ability to grow through acquisitions.

Terms of the transaction

    As of June 13, 2006, VDYI entered into a Plan of Exchange (the “Agreement”), between and among VDYI, Yin Fa, the Yin Fa Shareholders and the Majority Shareholder of VDYI.

    Pursuant to the terms of the Agreement, The transaction will not immediately close but shall be conditioned upon: (1) settling the liabilities of VDYI, (2) 7,977,023 (pre-split) new shares of Class A Common Stock and 2,000 new shares of Class B Common Stock are deposited into the account of Escrow Agent via hand delivery by Mr. Hinkis in exchange for a payment of $264,000 in cash , (3) 1,305,000 (pre-split) shares of Class A Common Stock are deposited into the account of Escrow Agent via hand delivery by Mr. Hinkis in exchange for a payment of $136,000 in cash, and (4) the issuance of the new 30,000,000 (post-split) investment shares of Class A Common Stock of VDYI to the Yin Fa shareholders pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for all of their shares of registered capital of Yin Fa, which should take no longer than 60 days (5) vending out the VDYI subsidiary after closing, and (6) retiring to the treasury the 744 shares of Class B Common Stock owned Mr. Hinkis at Closing against payment of $74,000 and settlement of all unpaid salaries and severance pay to Mr. Hinkis in the amount of $100,000, both amounts will be taken from the payment made to VDYI for the issued shares. Upon completion of the exchange, Yin Fa will become a wholly-owned subsidiary of VDYI.

    Upon the delivery of the 7,977,023 (pre-split) new shares of Class A Common Stock, 2,000 new shares of Class B Common Stock and the 1,305,000 (pre-split) shares of Class A Common Stock to Yin Fa Shareholders, Yin Fa Shareholders will be in control of VDYI, representing approximately 57.6% of the then issued and outstanding shares of VDYI. Furthermore, Arie Hinkis, President and Director of VDYI, anticipates appointing new directors who are designees of Yin Fa to the Board of Directors and then will resign.

Selected financial data

	Nine months ended September 30
	2006	2005

Net Sales	$609,229	$745

Net Income (Loss)	22,709	(10,888)

Comprehensive Income (Loss)	36,664	(7,240)

	As of September 30,
	2006	2005

Total Assets	$1,475,795	$874,223

Working Capital (Deficiency)	398,627	(315,923)

Shareholders’ Equity	570,080	151,184

No dividends have been declared or paid for any of the periods presented.

Pro forma selected financial data (unaudited)

Nine months ended
September 30, 2006

Net Sales	$609,229

Operating (Loss)	(79,273)

Income from discontinued operations	148,461

Net Income	75,279

Year ended
December 31, 2005

Net Sales	$15,863

Operating (loss)	(181,139)

Income from discontinued operations	-

Net Income	139,437

As of September 30, 2006

Total Assets	$1,488,712

Working Capital (Deficiency)	411,545

Shareholders’ Equity	582,997

No dividends have been declared or paid for any of the periods presented.

Pro forma information

The following pro forma financial statements, of VDYI and Yin Fa are set forth below: (i) Consolidated (Unaudited) Condensed Pro Forma Balance Sheet of Voice Diary Inc. and Yin Fa as of September 30, 2006; (ii) Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the nine months ended September 30, 2006; and (iii) Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the year ended December 31, 2005.

PRO FORMA FINANCIAL STATEMENTS

The following consolidated (Unaudited) condensed pro forma balance sheet reflects the financial position of Voice Diary Inc. as of September 30, 2006 as if the merger with Yin Fa had been completed as of that date, and the consolidated (Unaudited) condensed pro forma statements of income for Voice Diary Inc. for the nine months ended September 30, 2006 and for the year ended December 31, 2005, as if the merger had been completed as of those dates. The merger was actually consummated on September 7, 2006.

These financial statements are presented for informational purposes only and do not purport to be indicative of the financial position that would have resulted if the merger had been consummated at each company's year end. The pro forma financial statements should be read in conjunction with VDYI’s financial statements and related notes thereto contained in VDYI’s SEC quarterly and annual filings (including the current reports on Form 8-K filed with the Commission in connection with the reverse merger) and Yin Fa’s financial statements and related notes thereto contained elsewhere in this information statement.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information.

VOICE DIARY, INC. AND SUI NING YIN FA BAI ZHI CHAN YE YOU XIAN GON SI
Consolidated (Unaudited) Condensed Balance Sheet
As of September 30, 2006

		Sui Ning
		Yin Fa Bai
		Zhi Chan
ASSETS	Voice	Ye You Xian	(Unaudited)		(Unaudited)
	Diary	Gon Si	Adjustments		Total
CURRENT ASSETS
Cash and Cash Equivalents	$6,637	$150,161	$-		$156,798
Inventory	-	8,677	-		8,677
Accounts Receivable	-	783,974	-		783,974
Other Receivables and Prepaid Expenses	6,280	40	-		6,320
TOTAL CURRENT ASSETS	12,917	942,852	-		955,769

PROPERTY AND EQUIPMENT
Property and Equipment	-	578,857	-		578,857
Accumulated Depreciation	-	(45,914)	-		(45,914)
Net Property and Equipment	-	532,943	-		532,943

OTHER ASSETS
Other Assets	-	-	-		-
Net Other Assets	-	-	-		-

TOTAL ASSETS	$12,917	$1,475,795	$-		$1,488,712

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Trade Accounts Payable	$38,718	$145,923	$(38,718)	D	$145,923
Accrued Expenses	157,939	-	(157,939)	D	-
Short-Term Loan	-	12,640	-		12,640
Note Payable - Current Portion	-	349,961	-		349,961
Other Payables	50,829	35,700	(50,829)	D	35,700
TOTAL CURRENT LIABILITIES	247,486	544,224	(247,486)		544,224

LONG TERM LIABILITIES
Note Payable	-	361,491	-		361,491
TOTAL LONG TERM LIABILITIES	-	361,491	-		361,491

STOCKHOLDERS' DEFICIT
Registered Capital	$-	453,091	(453,091)	A	$-
Accumulated Other Comprehensive Income	-	13,955	(13,955)		-
Common Stock Class A ($.01 par value, 20,000,000 shares to be authorized:
20,000,000 shares issued and outstanding)	120,229	-	379,771	B,C	500,000
Common Stock Class B ($.001 par value, 8,344 shares authorized:
2,744 shares issued and outstanding)	7	-	-	C,E	7
Additional Paid-in-Capital	2,724,551	-	437,795	A,B,C,D	3,162,346
Retained Earnings (Accumulated Deficit)	(3,079,356)	103,034	(103,034)	A	(3,079,356)
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(234,569)	570,080	247,486		582,997

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$12,917	$1,475,795	$-		$1,488,712

See accompanying notes to (unaudited) pro forma financial statements.

VOICE DIARY, INC. AND SUI NING YIN FA BAI ZHI CHAN YE YOU XIAN GON SI
Consolidated (Unaudited) Condensed Pro Forma Statement of Operations
For the Nine Months Ended September 30, 2006

		Sui Ning
		Yin Fa Bai
		Zhi Chan	(Unaudited)	(Unaudited)
	Voice	Ye You Xian	ProForma	ProForma
	Diary	Gon Si	Adjustments	Total
SALES AND COST OF SALES:
Sales	$-	$609,229	$-	$609,229
Cost of Sales	-	431,014	-	431,014
Gross Profit	-	178,215	-	178,215

OTHER REVENUES:
Other income	-	1,538	-	1,538
-		179,753	-	179,753

OPERATING EXPENSES:
Selling, general and administrative	133,401	125,625	-	259,026
	133,401	125,625	-	259,026

OPERATING INCOME ( LOSS)	(133,401)	54,128	-	(79,273)

OTHER (INCOME) EXPENSE:
Interest Expense	-	20,234	-	20,234
Financial Income	(23,555)	-	-	(23,555)

INCOME FROM DISCONTINUED OPERATIONS	(148,461)	-	-	(148,461)

FOREIGN CURRENCY TRANSLATION INCOME	-	(13,955)	-	(13,955)

INCOME TAXES	-	11,185	-	11,185

NET INCOME	$38,615	$36,664	$-	$75,279

See accompanying notes to (unaudited) pro forma financial statements.

VOICE DIARY, INC. AND SUI NING YIN FA BAI ZHI CHAN YE YOU XIAN GON SI
Consolidated (Unaudited) Condensed Pro Forma Statement of Operations
For the Year Ended December 31, 2005

		Sui Ning
		Yin Fa Bai
		Zhi Chan	(Unaudited)	(Unaudited)
	Voice	Ye You Xian	ProForma	ProForma
	Diary	Gon Si	Adjustments	Total
SALES AND COST OF SALES:
Sales	$-	$15,863	$-	$15,863
Cost of Sales	-	15,345	-	15,345
Gross Profit	-	518	-	518

OTHER REVENUES:
Other income	-	-	-	-
	-	518	-	518

OPERATING EXPENSES:
Selling, general and administrative	173,384	8,273	-	181,657
	173,384	8,273	-	181,657

OPERATING ( LOSS)	(173,384)	(7,755)	-	(181,139)

OTHER (INCOME) EXPENSE:
Financial and Other Income	(320,576)	-	-	(320,576)

NET INCOME (LOSS)	$147,192	$(7,755)	$-	$139,437

See accompanying notes to (unaudited) pro forma financial statements.

VOICE DIARY, INC. AND SUI NING YIN FA BAI ZHI CHAN YE YOU XIAN GON SI
Adjustments to Consolidated (Unaudited) Condensed Pro Forma Statements
September, 2006

A = On June 13, 2006, Voice Diary, Inc. entered into a Plan of Exchange with Sui Ning and filed an 8-K. The Sui Ning stockholders acquired the majority of the outstanding common stock of Voice Diary, Inc. The transaction is accounted for as a reverse purchase acquisition/ merger wherein Sui Ning is the accounting acquirer and Voice Diary, Inc. is the legal acquirer. Accordingly, the accounting acquirer records the assets purchased and liabilities assumed as part of the merger and the entire stockholders equity section of the legal acquirer is eliminated with negative book value acquired offset against the paid in capital of the accounting acquirer.

B = To record 30,000,000 Class A common shares issued to Sui Ning shareholders per 8-K above. These shares will be issued after the authorized common shares are increased to capacitate the issuance.

C = To record 7,977,023 Class A common shares issued to Sui Ning shareholders per the 8-K. Also, to record issuance of 2,000 Class B common shares per the 8-K.

D = To record settling of liabilities of Voice Diary subsidiary per the 8-K.

E = To record retiring of 744 shares of Class B common stock per the 8-K.

ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE
NOT REQUESTED TO SEND US A PROXY.

ITEM 3. INTEREST OF CERTAIN PERSONS.

Set forth below are the substantial interests, direct or indirect, by security holdings or otherwise, of each person who has been a director or officer of the Company at any time since the beginning of the last fiscal year in the matters that action was taken upon by Majority Shareholder Action as described in this Information Statement on Schedule 14C:

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF SEPTEMBER 15, 2006

Title of Class	Name & Address of Beneficial Owner(1)	Amount & Nature of Beneficial Owner	% of Class(2)

Class B Common Stock	Arie Hinkis 200 Robbins Lane Jericho, New York 11753	744	27.11%
Class B Common Stock	Deng, Shu Lan 188 Xi Shan Road, Sui Ning, Si Chuan, Peoples’ Republic of China	2,000	72.89%
Class B Common Stock	All directors and executive officers as a group (five persons)	-0-	0%

Class A Common Stock	Arie Hinkis 200 Robbins Lane Jericho, New York 11753	1,957,895(3)	7.19%(5)
Class A Common Stock	Nathan Tarter c/o Nir-Or Israel Ltd 11 Haamal St., Rosh Haayein 48092 Israel	673,203	2.47%(5)
Class A Common Stock	Ofer Yonach c/o Nir-Or Israel Ltd 11 Haamal St., Rosh Haayein 48092 Israel	1,943,889	7.14%(5)
Class A Common Stock	GFC Venture Partners LP c/o Andrew Thorburn 4 Mountain Laurel Dove Canyon, CA 92679	1,572,000	5.77%(5)
Class A Common Stock	Andrew Thorburn(4) 4 Mountain Laurel Dove Canyon, CA 92679	1,237,000	4.54%(5)
Class A Common Stock	Deng, Shu Lan 188 Xi Shan Road, Sui Ning, Si Chuan, Peoples’ Republic of China	7,977,023	29.30%(5)
Class A Common Stock	Deng, Shu Lan 188 Xi Shan Road, Sui Ning, Si Chuan, Peoples’ Republic of China	5,263,158(3)	19.33%(5)
Class A Common Stock	All directors and executive officers as a group (five persons)	-0-	0%(5)

(1) Unless stated otherwise, the business address for each person named is c/o Voice Diary Inc.

(2) Calculated pursuant to Rule 13d-3(d) (1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. We believe that each individual or entity named has sole investment and voting power with respect to the shares of common stock indicated as beneficially owned by them (subject to community property laws where applicable) and except where otherwise noted.

(3) After conversion of B shares.

(4) Mr. Thorburn is president of GFC, Inc., the general partner of GFC Venture Partners LP.

(5) The total shares of Class A Common Stock should be approximately 27,221,053 after conversion of B shares.

ITEM 4. OTHER AND GENERAL INFORMATION.

Our Annual Report on Form 10-KSB, for the year ended December 31, 2006, including audited financial statements as of that date, and our Quarterly Report on Form 10QSB, for the quarter ended March 31, 2006, are available on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission. Reports, proxy statements and other information filed by VDYI can be accessed electronically by means of the Security Exchange Commission's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com.

You can read and copy any materials that we file with the Securities Exchange Commission at the Securities Exchange Commission's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

ITEM 5. DOCUMENTS INCORPORATED BY REFERENCE.

None.

VOICE DIARY, INC.

By: /s/ Wang, Ji Guang
Name: Wang, Ji Guang
Title: President

Dated: September 20, 2006

By the order of the Board of Directors

By: /s/ Wang, Ji Guang
Name: Wang, Ji Guang
Title: President & Director

By: /s/ Chen, Jiang
Name: Chen, Jiang
Title: Chief Executive Officer & Director

By: /s/ Zhong, Ying
Name: Zhong, Ying
Title: Chief Financial Officer & Director

By: /s/ Wang, Ge Wei
Name: Wang, Ge Wei
Title: Independent Director

By: /s/ Wang, Bing
Name: Wang, Bing
Title: Independent Director